SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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ADVANCED MICRO DEVICES, INC.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

We will hold the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. at the Palace Hotel, 2 New Montgomery Street, San Francisco, California, on Thursday, May 1, 2003. The meeting will start at 10:00 a.m. local time. At the meeting, we will seek your approval to:

•	Elect seven directors,

•	Ratify the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year,

•	Amend the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan,

•	Amend our stock option plans to prohibit any “repricing” of stock options or any issuance of new options in exchange for outstanding options without stockholder preapproval and to allow a one-time exchange of options having an exercise price greater than $10.00 for a lesser number of new options to be granted at least six months and one day from the cancellation of the surrendered options, and

•	Transact any other business that properly comes before the meeting.

By Order of the Board of Directors,

THOMAS M. McCOY

Secretary

Sunnyvale, California

March 25, 2003

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR  VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1. Q:	WHO IS SOLICITING MY VOTE?

A:	This proxy solicitation is being made by the Board of Directors of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie Partners’ fee, which we expect to be approximately $10,000.

2. Q:	WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?

A:	This proxy statement was first mailed to stockholders on or about March 25, 2003.

3. Q:	WHAT MAY I VOTE ON?

A:	You may vote on:

•	The election of directors to serve on our Board of Directors,

•	The appointment of our independent auditors for the current fiscal year,

•	The approval of the amendment to the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan (the ESPP), and

•	The approval of an amendment to the AMD 2000 Stock Incentive Plan, the AMD 1998 Stock Incentive Plan, the AMD 1996 Stock Incentive Plan and the 1995 Stock Plan of NexGen, Inc. (the Option Plans) to prohibit any “repricing” of stock options or any issuance of new options in exchange for outstanding options without stockholder preapproval and to allow a one-time exchange of options issued under AMD’s stock incentive plans having an exercise price greater than $10.00 for a lesser number of new options to be granted at fair market value at least six months and one day from the cancellation of the surrendered options (the Option Exchange) for the purpose of motivating and retaining employees. Our directors and the six senior officers named in the Summary Compensation Table in this proxy statement are not, however, eligible to participate in the Option Exchange.

4. Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:	The Board recommends that you vote:

•	FOR each of the director nominees,

•	FOR the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year,

•	FOR the amendment to the ESPP, and

•	FOR the amendment to the Option Plans and the Option Exchange.

5. Q:	WHO IS ENTITLED TO VOTE?

A:	Stockholders as of the close of business on March 3, 2003 (the Record Date) are entitled to vote at the Annual Meeting. On the Record Date, approximately 345,686,173 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held. A list of these stockholders will be available at the law offices of Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California.

6. Q:	HOW DO I VOTE BY MAIL?

A:	If you complete and properly sign each proxy card you receive and return it in the prepaid envelope to us, it will be voted by one of the individuals indicated on the card (your “proxy”) as you direct. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director nominees, FOR the ratification of the appointment of our auditors, FOR the amendment to the ESPP and FOR the amendment to the Option Plans and the Option Exchange.

7. Q:	CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:	If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

8. Q:	CAN I VOTE AT THE MEETING?

A:	Yes. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker, in “street name,” you must bring a letter from the broker to the meeting showing that you were the direct or indirect (“beneficial”) owner of the shares on March 3, 2003.

9. Q:	CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I HAVE VOTED BY TELEPHONE OR ELECTRONICALLY?

A:	Yes. You may revoke your proxy at any time before it is exercised by:

•	Sending in another proxy with a later date by mail, telephone or over the Internet,

•	Notifying our Corporate Secretary in writing before the Annual Meeting that you wish to revoke your proxy, or

•	Voting in person at the Annual Meeting.

10. Q:	HOW DO I VOTE MY SHARES IF THEY ARE HELD IN STREET NAME?

A:	If your shares are held by your broker, in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf.

11. Q:	WHAT IS A “QUORUM”?

A:

A “quorum” is a majority of the outstanding shares. They may be present at the Annual Meeting or represented by proxy. There must be a quorum for the Annual Meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Broker “non-votes” are also considered a part of the quorum. Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

12. Q:	WHAT IS BROKER “DISCRETIONARY” VOTING?

A:	Under the rules of the New York Stock Exchange (NYSE) in effect at the time this proxy statement was printed, if you hold your shares through a broker, your broker is permitted to vote your shares on the election of directors, ratification of our auditors and the amendment to the ESPP, even if you do not instruct the broker how to vote. Your broker cannot vote your shares without your instruction on how to vote on the amendment to the Option Plans and the Option Exchange. The NYSE has proposed changes to these rules which, if effective before the annual meeting, will limit your broker’s ability to vote on the amendment to the ESPP unless you provide your broker with voting instructions.

13. Q:	HOW ARE MATTERS PASSED OR DEFEATED?

A:	The seven director nominees receiving the highest number of affirmative votes will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. All the other matters must receive affirmative votes from more than 50% of the shares that are voted to be adopted. Broker non-votes will not be counted as shares voted on these proposals and will not affect the voting on these matters. An abstention has the same effect as a vote AGAINST a proposal.

14. Q:	WHO WILL COUNT THE VOTES?

A:	Proxies will be tabulated by ADP-ICS, Inc.

15. Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to ADP-ICS and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit ADP-ICS to tabulate and certify the vote and (2) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

16. Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	Only stockholders as of the close of business on March 3, 2003, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker or a copy of your proxy card to the meeting showing that you were the direct or indirect (“beneficial”) owner of the shares on March 3, 2003 to attend the meeting.

17. Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED ON THE NOTICE OF ANNUAL MEETING BE CONDUCTED?

A:	We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Hector de J. Ruiz, our Chief Executive Officer, or Thomas M. McCoy, our Senior Vice President, General Counsel and Secretary, to vote on such matters at their discretion.

18. Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

A:	Under the Securities and Exchange Commission rules, for stockholder proposals to be considered for inclusion in next year’s proxy statement, they must be submitted in writing to Thomas M. McCoy, Secretary, Advanced Micro Devices, Inc., One AMD Place, Sunnyvale, California 94088 on or before November 10, 2003. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at a stockholders meeting, notice of any nomination or proposal must be received by us between January 31 and March 2, 2004. If our 2004 annual meeting is not within 30 days of May 1, 2004, to be timely, the notice by the stockholder must be not later than the close of business on the tenth day following the day on which the first public announcement of the date of the annual meeting was made or the notice of the meeting was mailed, whichever occurs first. Our bylaws also set out the information that must be included in the stockholder notice.

19. Q:	WILL AMD WEBCAST THE ANNUAL MEETING?

A.	Yes. The annual meeting will be webcast live. You can access it by going to AMD’s Investor Relations website at: www.amd.com. The webcast will be listen only. You will not be able to ask questions. The annual meeting audio webcast will be available on our website for a short period of time after the meeting.

ITEM 1—ELECTION OF DIRECTORS

Seven directors will be elected at the Annual Meeting. All directors are elected annually and serve a one-year term until the next Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors accepted, the following seven persons as nominees for election to the Board: Mr. W. J. Sanders III, Dr. Hector de J. Ruiz, Dr. Friedrich Baur, Mr. Charles M. Blalack, Dr. R. Gene Brown, Mr. Robert B. Palmer and Dr. Leonard M. Silverman. All of the nominees are currently directors of AMD. Mr. Joe L. Roby, currently a member of the Board, will not be standing for re-election. Our Board has not nominated an individual to fill this vacancy.

The Board of Directors expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy may only vote for seven nominees even though there is a vacancy on the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise.

The experience and background of each of the nominees follows.

W. J. Sanders III—Mr. Sanders, 66, has been a director since 1969. Mr. Sanders is our Chairman of the Board. Mr. Sanders has held the office of Chairman of the Board since he co-founded AMD in 1969. Mr. Sanders was the Chief Executive Officer of AMD from 1969 until he retired on April 25, 2002.

Dr. Hector de J. Ruiz—Dr. Ruiz, 57, has been a director since 2000. Dr. Ruiz is currently our President and Chief Executive Officer. Dr. Ruiz joined AMD as President and Chief Operating Officer in January 2000 and became our Chief Executive Officer on April 25, 2002. Before joining AMD, Dr. Ruiz served as President of the Motorola, Inc. Semiconductor Products Sector since 1997. From 1991 to 1995, Dr. Ruiz was Senior Vice President and General Manager of Motorola’s paging and messaging businesses and in 1996 became Executive Vice President and General Manager of those businesses. Dr. Ruiz joined Motorola in 1977, and, from 1977 to 1991, he held various executive positions in Motorola’s Semiconductor Products Sector. Before joining Motorola, Dr. Ruiz worked at Texas Instruments, Inc. from 1972 to 1977. Dr. Ruiz is a member of the Board of Directors of Eastman Kodak Company.

Dr. Friedrich Baur—Dr. Baur, 75, has been a director since 1994. Dr. Baur has been President and Managing Partner of MST Beteiligungs und Unternehmensberatungs GmbH, a German consulting firm, since 1990. Beginning in 1953, Dr. Baur held a variety of positions of increasing responsibility with Siemens AG, retiring in 1982 as Executive Vice President and a Managing Director. He also represented Siemens AG on the Board of Directors of AMD from 1978 until 1982. From 1982 to 1990, Dr. Baur was Chairman of the Board of Zahnradfabrik Friedrichshafen AG.

Charles M. Blalack—Mr. Blalack, 76, has been a director since 1989. Mr. Blalack is Chairman of the Board and Chief Executive Officer of Blalack and Company, a registered investment advisor, and has been since 1969. From 1970 until 1991, Mr. Blalack was Chief Executive Officer of Blalack-Loop, Inc., an investment banking firm and member of the National Association of Securities Dealers. Prior to 1970, he was founder, Chairman and Chief Executive Officer of BW & Associates, an investment banking firm and member of the New York Stock Exchange. Mr. Blalack was a member of the Board of Directors of Monolithic Memories, Inc. until it was acquired by AMD in 1987.

Dr. R. Gene Brown—Dr. Brown, 70, has been a director since 1969. Dr. Brown is an independent private investor and financial management consultant and has been since 2000. He was a director of Hagler Bailly, Inc., a consulting firm, from 1998 to 2000. Dr. Brown was a non-employee Managing Director of Putnam, Hayes & Bartlett, Inc., an economic and management consulting firm, from 1975 to 1998, when it was acquired by Hagler Bailly, Inc. From 1961 to 1968, Dr. Brown was a full-time professor in the graduate schools of business at

Harvard University and then Stanford University. From 1968 to 1974, Dr. Brown was Vice President of Corporate Development for Syntex Corporation, and from 1974 to 1976, Dr. Brown was President of Berkeley BioEngineering.

Robert B. Palmer—Mr. Palmer, 62, has been a director since 1999. Mr. Palmer was the Chairman and Chief Executive Officer of Digital Equipment Corporation (Digital) from 1995 to 1998. Mr. Palmer retired in 1998. Mr. Palmer was appointed Chief Executive Officer and President of Digital in October 1992. From 1985 to 1992, Mr. Palmer served in various executive positions at Digital. Before Digital, Mr. Palmer was Executive Vice President of Semiconductor Operations at United Technologies Corporation (UTC), joining UTC in 1980 when it acquired Mostek Corporation, where he was a member of the founding team in 1969. Mr. Palmer is on the Board of Trustees of the Cooper Institute, a non-profit preventative medicine research and education organization.

Dr. Leonard M. Silverman—Dr. Silverman, 63, has been a director since 1994. Dr. Silverman was Dean of the School of Engineering of the University of Southern California from 1984 until June 2001. He currently holds the Fred O’Green Chair in Engineering at the same institution. He was elected to the National Academy of Engineering in 1988 and is a Fellow of the Institute of Electrical and Electronic Engineers. Dr. Silverman is a member of the Board of Directors of Statmon Technologies.

Your Board of Directors unanimously recommends that you vote “FOR” the proposed slate of directors for the current year. Unless you indicate otherwise, your proxy will vote “FOR” the proposed nominees.

STANDARD OF INDEPENDENCE AND CODE OF ETHICS

The Board of Directors has adopted a standard for evaluating the “independence” of the members of the Board of Directors that complies with the “independent director” requirements of the current and proposed listing standards of the New York Stock Exchange, the “outside director” requirements of the regulations under Section 162(m) of the Internal Revenue Code, and the “non-employee director” requirements under Rule 16b-3 of the Securities Exchange Act of 1934. The Board of Directors has also adopted a Code of Ethics for the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller and all other senior finance executives. You can access the latest standards, charters and Code of Ethics adopted by the Board of Directors and its committees at the Investor Relations web page of our web site at www.amd.com or by writing to us at Investor Relations, AMD, One AMD Place—MS 112, Sunnyvale, California 94088.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held nine (9) regularly scheduled and special meetings during the 2002 fiscal year. All Directors attended all of the meetings of the Board of Directors and of the committees on which they served during 2002. The Board has Audit, Compensation and Nominating and Corporate Governance Committees. The members of the committees and their Chair are selected by the Nominating and Corporate Governance Committee and then appointed by the Board annually. On August 15, 2002, the Board of Directors appointed Mr. Robert Palmer as the lead independent director of the Board of Directors. In that capacity, Mr. Palmer chairs meetings of the independent directors.

Audit Committee.    The Audit Committee consists of Dr. R. Gene Brown, as Chair, Mr. Robert B. Palmer and Mr. Charles M. Blalack, each financially literate and determined by the Board of Directors to be “independent.” The Audit Committee held eleven (11) meetings during 2002. The Audit Committee monitors and oversees our independent auditors, accounting policies, internal controls, financial reporting practices, contingent risks and risk management strategies and plans, including litigation issues, and the services and fees of our independent auditors. The Audit Committee meets alone with our financial and legal personnel, and with our independent auditors, who have free access to the Audit Committee at any time. The director of our Internal Audit and Control Department reports to the Chair of the Audit Committee and to our Chief Financial Officer and serves a staff function for the Audit Committee. The Audit Committee selects the independent auditors to serve the following year in examining our accounts. The Audit Committee also annually reviews the independence of the independent auditors as a factor in its selection process.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Mr. Robert B. Palmer, as Chair, Mr. Charles M. Blalack, Dr. R. Gene Brown and Dr. Leonard Silverman, each determined by the Board of Directors to be “independent.” On August 15, 2002, Mr. Sanders resigned from our former Nominating Committee, the Committee was retitled the Nominating and Corporate Governance Committee, Mr. Palmer was appointed as the Chair of the new Nominating and Corporate Governance Committee and Dr. Silverman was appointed as a new member. Mr. Joe L. Roby resigned from the Nominating and Corporate Governance Committee in February 2003. The Nominating and Corporate Governance Committee met once during 2003 to consider nominees for the 2003 Annual Meeting and other corporate governance matters. If you wish to submit names of prospective nominees for consideration by the Nominating and Corporate Governance Committee you should do so in writing to our Corporate Secretary. Nomination procedures are discussed in greater detail in our bylaws, which will be provided to you upon written request.

Compensation Committee.    The Compensation Committee consists of Mr. Charles M. Blalack, as Chair, Dr. R. Gene Brown and Dr. Leonard M. Silverman, each determined by the Board to be “independent.” The Compensation Committee recommends to the Board proposals regarding our equity incentive plans, determines equity compensation for the Chief Executive Officer and other executive officers, provides oversight of the salaries of executive officers as determined by the Chief Executive Officer, adopts executive bonus plans, grants equity awards to executive officers and certain other employees and oversees the award of bonuses to executive officers and certain other employees. The Chief Executive Officer and Senior Vice President, Human Resources make recommendations to the Compensation Committee on the equity compensation of executive officers other than themselves. During 2002, the Compensation Committee met ten (10) times.

DIRECTORS’ COMPENSATION AND BENEFITS

In 2002, we paid each director who was not an employee of AMD an annual fee of $30,000, a fee of $2,000 for attendance at each regular or special meeting of the Board and a fee of $1,200 for attendance at each meeting of each committee on which the director served. In addition, in 2002, we paid the Chair of the Audit Committee an annual fee of $20,000, the Chair of the Compensation Committee an annual fee of $10,000, and the lead director an annual fee of $20,000 for service in these capacities. We also reimbursed reasonable out-of-pocket expenses incurred by directors in connection with attending meetings and performing other Board-related services for AMD, and, on a few occasions, travel expenses of their spouses.

Under a non-discretionary formula approved by the stockholders, we grant initial options to purchase 50,000 shares of common stock to non-employee directors in the year following their first election to the Board. These first options are granted in four installments of 12,500 shares each and vest 4,166 shares on April 30 of the year following the grant and the balance vests monthly over the next two years.

If the Director remains on the Board, we automatically grant annual supplemental options to purchase 25,000 shares of common stock in the year following re-election. These annual options are granted in four installments of 6,250 shares each and vest 2,083 shares on April 30 of the year following the grant and the balance vests monthly over the next two years.

The options vest only if the director is serving on the Board on the vesting date. The exercise price of each option is the fair market value of our common stock on the date of grant. The options expire on the earlier of ten years plus one day from the grant date or twelve months (for options granted before April 26, 2001) or twenty four months (for options granted after April 26, 2001) following termination of a director’s service on the Board.

Any non-employee director may elect to defer receipt of all or a portion of his annual fees and meeting fees, but may not defer less than $5,000. We credit deferred amounts plus interest to an account for record-keeping purposes, and we pay cash payments in a lump sum or in installments over a period of years, as elected by the director. Except in the case of the director’s death or disability, payments commence upon the latest of the director’s tenth anniversary of his first deferral, age 55, or retirement from the Board, but in no event later than age 70. The aggregate amount of retirement payments equals the director’s deferred fees plus the accumulation of interest based on the annual dividend interest rate for the individual insurance policy on the director’s life. In the event of the director’s death, his beneficiary will receive the value of his account plus, in certain cases, a supplemental death benefit of up to ten times the average annual amount of his deferred fees. During 2002, Dr. Brown deferred fees in the amount of $20,000 pursuant to this program. In addition, in lieu of his annual fee, Dr. Brown used an automobile provided by us, valued at $22,975, which is taxable to him. We also provided Dr. Brown with family medical and dental insurance benefits, which are valued at $3,982 and are also taxable to him. Dr. Brown will provide his own automobile and insurance benefits beginning in 2003, and will no longer defer fees under the program.

PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of more than five percent of our common stock as of March 3, 2003.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMR Corporation(1) 82 Devonshire Street Boston, Massachusetts 02109	23,850,165 (sole dispositive power as to all shares and sole voting power as to 3,744,565 shares)	6.94%

(1)	This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003 by FMR Corporation (FMR). Fidelity Management & Research Company (Fidelity), a wholly owned subsidiary of FMR, is an investment advisor and the beneficial owner of 20,099,100 shares or 5.85% of our common stock. Fidelity Management Trust Company (Fidelity Trust), a wholly owned subsidiary of FMR, is a bank and the beneficial owner of 1,330,037 shares or less than 1.0% of our common stock. Strategic Advisers, Inc., a wholly owned subsidiary of FMR, is an investment advisor and is the beneficial owner of 400 shares or less than 1.0% of our common stock. Fidelity, Fidelity Trust and Strategic Advisers, Inc. are located at the same address as FMR. Geode Capital Management, LLC, 53 State Street, Boston, Massachusetts 02109, a Delaware limited liability company (Geode), wholly owned by Fidelity Investors III Limited Partnership (FILP III), is an investment manager and is the beneficial owner of 1,228 shares or less than 1.0% of our common stock. Fidelity Investors Management LLC (FIML) is the general partner and investment manager of FILP III. The managers of Geode, the members of FIML and limited partners of FILP III are certain shareholders and employees of FMR. Fidelity International Limited (FIL), Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, provides investment advisory and management services to non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 2,419,400 shares or 0.70% of our common stock.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of March 3, 2003, by our directors, by the nominees for election as directors, by each of our executive officers listed in the Summary Compensation Table below, and by all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting powers with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(3)
W. J. Sanders III	4,079,812	(4)	1.18%
Dr. Hector de J. Ruiz	1,648,000		*
Dr. Friedrich Baur	33,680		*
Charles M. Blalack	68,333		*
Dr. R. Gene Brown	128,581		*
Robert B. Palmer	50,666		*
Joe L. Roby	125,933		*
Dr. Leonard M. Silverman	73,000		*
Robert R. Herb(5)	750,016		*
Robert J. Rivet(6)	365,523		*
William T. Siegle(7)	538,132		*
Thomas M. McCoy(8)	618,134		*
All directors and executive officers as a group (15 persons)	9,554,402		2.76%

*	Less than one percent
(1)	Some of the individuals may share voting power with regard to the listed shares with their spouses.
(2)	Includes beneficial ownership of the following number of shares that may be acquired because stock options are vested or will vest within 60 days of March 3, 2003 pursuant to our stock option plans:

Mr. W. J. Sanders	3,550,000 shares
Dr. Hector de J. Ruiz	1,600,000 shares
Dr. Friedrich Baur	29,665 shares
Mr. Charles M. Blalack	64,333 shares
Dr. R. Gene Brown	70,333 shares
Mr. Robert B. Palmer	46,666 shares
Mr. Joe L. Roby	70,333 shares
Dr. Leonard M. Silverman	73,000 shares
Mr. Robert R. Herb	750,016 shares
Mr. Robert J. Rivet	350,008 shares
Dr. William T. Siegle	512,754 shares
Mr. Thomas M. McCoy	611,254 shares
All directors and executive officers as a group	8,755,736 shares

(3)	Based on 345,686,173 shares of common stock outstanding as of March 3, 2003.
(4)	Includes 5,000 shares owned by Mr. Sanders’ minor daughter, as to which Mr. Sanders disclaims beneficial ownership.
(5)	Mr. Herb is the Executive Vice President and Chief Sales and Marketing Officer of AMD.
(6)	Mr. Rivet is the Senior Vice President, Chief Financial Officer of AMD.
(7)	Dr. Siegle is the Sr. Vice President, Technology Operations and Chief Scientist of AMD.
(8)	Mr. McCoy is the Senior Vice President, General Counsel and Secretary of AMD.

EXECUTIVE OFFICERS OF THE REGISTRANT

W. J. Sanders III—Mr. Sanders, 66, is our Chairman of the Board and has been since he co-founded AMD in 1969. Prior to 2002, Mr. Sanders was also our Chief Executive Officer.

Hector de J. Ruiz—Dr. Ruiz, 57, is our President and Chief Executive Officer. Dr. Ruiz joined AMD in January 2000 as President and Chief Operating Officer. Before joining AMD, Dr. Ruiz had been President of the Semiconductor Products Sector of Motorola, Inc. since 1997. Dr. Ruiz had held various executive positions with Motorola since 1977.

Bertrand Cambou—Dr. Cambou, 47, is our Senior Vice President, Memory Group and has been since February 2003. Dr. Cambou joined AMD in January 2002 as Group Vice President, Memory Group. From June 1999 to January 2002, Dr. Cambou was the Chief Operating Officer and board member of Gemplus, a smartcard company, and a board member of Ingenico, a developer of terminals for secure e-transactions. Dr. Cambou was with Motorola from 1984 to 1999, most recently as Senior Vice President and General Manager, Networking and Computing Systems Group within the Semiconductor Product Sector.

Robert R. Herb—Mr. Herb, 41, is our Executive Vice President, Chief Sales and Marketing Officer. Mr. Herb joined AMD in 1983. In 1998, Mr. Herb became an officer of AMD and was promoted to Senior Vice President and Co-Chief Marketing Officer. From 1996 until 1998, Mr. Herb served as the Vice President of Group Strategic Marketing for the Computation Products Group. Before that, he was a director of marketing for the Personal Computer Products Division.

Thomas M. McCoy—Mr. McCoy, 52, is our Senior Vice President, General Counsel and Secretary. Before his appointment as Senior Vice President, Mr. McCoy held the office of Vice President, General Counsel and Secretary from 1995 to 1998. Before joining us, Mr. McCoy was with the law firm of O’Melveny and Myers where he practiced law, first as an associate and then as a partner, from 1977 to 1995.

Derrick R. Meyer—Mr. Meyer, 41, is our Senior Vice President, Computation Products Group. Mr. Meyer joined AMD in 1995 and was Vice President of Engineering for the Computation Products Group before being promoted to Group Vice President, Computation Products Group, in 2001. In 2002, Mr. Meyer became an officer of AMD and was promoted to Senior Vice President, Computation Products Group. Before joining us, Mr. Meyer was with Digital Equipment Corporation.

Robert J. Rivet—Mr. Rivet, 48, is our Senior Vice President and Chief Financial Officer. Mr. Rivet joined us in September 2000. Before joining us, he had served as Senior Vice President and Director of Finance of the Semiconductor Products Sector of Motorola since 1997. Mr. Rivet served in a number of positions in semiconductor operations at Motorola since 1981, after joining the company in 1976 as a senior financial analyst and senior accountant.

William T. Siegle—Dr. Siegle, 64, is our Senior Vice President, Technology Operations, Chief Scientist and has been since 1998. Dr. Siegle was Group Vice President, Technology Development Group and Chief Scientist from 1997 until 1998. Before his appointment as Group Vice President, Dr. Siegle had served as Vice President, Integrated Technology Department and Chief Scientist since 1990.

Stan Winvick—Mr. Winvick, 63, is our Senior Vice President, Human Resources. Before his appointment as Senior Vice President in 1991, Mr. Winvick had served as Vice President, Human Resources since 1980.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our Section 16 officers and any persons holding more than ten percent of our common stock to report to the Securities and Exchange Commission and the New York Stock Exchange their initial ownership of our stock and any changes in that ownership. To our knowledge, no person holds more than ten percent of our common stock. We believe that during fiscal year 2002, our directors and Section 16 officers complied with all Section 16(a) filing requirements, except that Forms 5 were not timely filed for a grant of stock options to Messrs. Donald Brettner, Thomas Eby, Gary Heerssen, Derrick Meyer and Daryl Ostrander. Forms 5 for these grants were filed with the Commission on August 14, 2002. In addition, Mr. Heerssen inadvertently failed to timely report a purchase of common stock in 2002. A Form 4 was filed with the Commission on October 28, 2002 reporting this purchase. In making the above statements, we have relied upon the written representations of our directors and Section 16 officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 29, 2002 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Equity Compensation Plan Information

	Year Ended December 29, 2002
	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
	(a)		(b)	(c)
	(Shares in millions)
Equity compensation plans approved by stockholders	34,352,722		$22.14	10,394,445	(1)
Equity compensation plans not approved by stockholders	26,056,032	(2)	$13.92	5,792,928	(3)
Total	60,408,754			16,187,373

(1)	Includes 3,168,730 shares available for issuance under our 2000 Employee Stock Purchase Plan.
(2)	Includes 641,400 shares granted from treasury stock as non-plan grants.
(3)	Of these shares, approximately 1,670,267 shares can be issued as restricted stock under the 1998 Stock Incentive Plan.

The 1998 Stock Incentive Plan

Number of Shares Subject to the 1998 Plan.    The 1998 Plan reserves for issuance 9,400,000 shares of AMD common stock pursuant to the exercise of options granted or shares of restricted stock purchased under such plan, provided that the number of shares which may be issued pursuant to restricted stock awards will not exceed 2,000,000 shares. The number of shares is subject to adjustment for any future stock dividends, splits, mergers, combinations or other changes in capitalization as described in the 1998 Plan.

Administration and Duration of the 1998 Plan.    Authority to administer the 1998 Plan and to grant awards rests with the Board of Directors. The Board has delegated its authority to grant awards to any employee (including officers who are members of the Board) to the Compensation Committee.

Eligibility for Participation.    Options may be granted under the 1998 Plan to full- or part-time employees, officers, consultants and advisors of us and our affiliates. Restricted stock awards may be granted only to our full- or part-time employees who are not officers subject to Section 16 of the Securities Exchange Act (Insiders). The maximum number of shares that may be granted to an individual under the 1998 Plan is 4,000,000.

Terms of Options.    Options granted to participants under the 1998 Plan are nonstatutory options. The exercise price of options granted under the 1998 Plan may not be less than the fair market value of our common stock on the date of grant. Payment of the exercise price may be made in cash, by certified check, promissory note (for employees other than Insiders), other shares of our common stock, or through a same day sale program. The term of an option may not exceed ten years plus one day.

Generally, options granted to employees vest over four years, although the actual dates of exercise may be modified by the Board or its delegate so long as the option holder’s interest is not thereby diminished without the option holder’s consent. Options may be made exercisable only under such conditions as the Board or its delegate may establish, such as if the optionee remains employed until a specified date, or if specified performance goals have been met. If an optionee’s employment terminates because of misconduct, such option terminates immediately. If an optionee’s employment terminates for any reason other than misconduct, the option remains exercisable for a fixed period of three months (twelve months in the case where employment has terminated because of death or disability) or a longer period to be fixed by the Board or its delegate up to the remainder of the option’s term. In no case may an option be exercised after the expiration of the option’s term. An option may be exercised by the optionee or his or her guardian or legal representative.

Terms of Restricted Stock Awards.    The purchase price of shares sold pursuant to a restricted stock award will be determined by the Board on the date the restricted stock award is granted. Payment of the purchase price may be made in cash, by certified check, promissory note (for employees other than Insiders), other shares of our common stock, or through a same day sale program. In addition, the Board may authorize loans and loan guarantees for the exercise price (for employees other than Insiders). Restricted stock awards shall be subject to such restrictions as the Board may impose, and may be based upon completion of a specified period of service with us or upon completion of certain performance goals. If a participant’s service with us terminates for any reason, then the participant shall be entitled only to that portion of the restricted stock award that has been earned as of the date of termination, unless the Board has determined otherwise. A participant may be required to forfeit shares of restricted stock in the event such participant is determined by the Board to have committed certain acts, including, but not limited to theft, embezzlement, fraud, and unauthorized disclosure of trade secrets. A participant’s ability to sell or otherwise transfer shares of restricted stock may be restricted during certain periods, as determined by the Board, provided that provision may be made by the Board to permit transfers to family members or to a trust.

Acceleration in Connection with a Change of Control.    If a participant’s employment is terminated for any reason other than for cause (or, with respect to certain participants who are our executive officers as defined in the 1998 Plan, there is a constructive termination of their employment) within one year after a Change of Control, all option and shares of restricted stock held by such participant become fully vested. A constructive termination occurs if the participant resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “Change of Control” will be deemed to have occurred upon the acquisition of more than 20% of either the then outstanding shares of AMD common stock or the combined voting power of our then outstanding securities, a change in two-thirds of the Board of Directors over a two-year period, certain mergers or corporate transactions in which we are is not the surviving entity, or our liquidation or a sale of substantially all our assets.

The 2000 Stock Incentive Plan

Number of Shares Subject to the 2000 Plan.    The 2000 Plan reserves for issuance 23,000,000 shares of AMD common stock pursuant to the exercise of options granted under such plan, provided that the shares which may be issued pursuant to options that are granted with an exercise price on the date of grant which is below the fair market value per share shall not exceed 2,500,000 shares. The number of shares is subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 2000 Plan.

Administration and Duration of the 2000 Plan.    Authority to administer the 2000 Plan and to grant awards rests with the Board of Directors. The Board has delegated its authority to grant awards to any employee (including officers who are members of the Board) to the Compensation Committee.

Eligibility for Participation.    Options may be granted under the 2000 Plan to key full- or part-time employees, officers, consultants and advisors of us and our affiliates. The maximum number of shares that may be granted to an individual under the 2000 Plan is 3,000,000.

Terms of Options.    Options granted to participants under the 2000 Plan are nonstatutory options. The exercise price of options granted under the 2000 Plan may not be less than the fair market value of our common stock on the date of grant except for the 2,500,000 shares which may be granted at below fair market value. Payment of the exercise price may be made in cash, by certified check, promissory note (for employees other than Insiders), other shares of our common stock, or through a same day sale program. The term of an option may not exceed ten years plus one day.

Generally, options granted to employees vest over four years, although the actual dates of exercise may be modified by the Board or its delegate so long as the opinion holder’s interest is not thereby diminished without the option holder’s consent. Options may be made exercisable only under such conditions as the Board or its delegate may establish, such as if the optionee remains employed until a specified date, or if specified performance goals have been met. If an optionee’s employment terminates because of misconduct, such option terminates immediately. If an optionee’s employment terminates for any reason other than misconduct, the option remains exercisable for a fixed period of three months (twelve months in the case where employment has terminated because of death or disability) or a longer period to be fixed by the Board or its delegate up to the remainder of the option’s term. In no case may an option be exercised after the expiration of the option’s term. An option may be exercised by the optionee or his or her guardian or legal representative.

Acceleration in Connection with a Change of Control.    If a participant’s employment is terminated for any reason other than for cause (or, with respect to certain participants who are our executive officers as defined in the 2000 Plan, there is a constructive termination of their employment) within one year after a Change of Control, all options held by such participant become fully vested. A constructive termination occurs if the participant resigns because of a diminution or adverse change in his or her conditions of employment. Options held by Outside Directors become fully vested upon a Change of Control without regard to termination of their service as a director. In general, a “Change of Control” will be deemed to have occurred upon the acquisition of more than 20% of either the then outstanding shares of AMD common stock or the combined voting power of our then outstanding securities, change in two-thirds of the Board of Directors over a two-year period, certain mergers or corporate transactions in which we are not the surviving entity, or our liquidation or a sale of substantially all of our assets. The 2000 Plan Change of Control provisions are not applicable to options granted to Mr. Sanders or Dr. Ruiz.

Non-Plan Grants

In 2002, we granted stock options to approximately 90 new employees who joined us as part of our new Boston Design Center or as a result of our acquisition of Alchemy Semiconductors, Inc. from shares held by us as treasury stock (the Non-Plan Grants). Options covering a total of 655,150 shares were granted and of those, 641,400 were outstanding as of December 29, 2002. Options covering 71,500 of the shares granted were granted with an exercise price of $.01. These options vest in equal annual installments over three years. Options covering 102,000 of the shares granted were granted with an exercise price equal to the fair market value of our common stock on the date of grant. These options vest 40 percent, 30 percent, 20 percent and 10 percent annually. Options covering 481,650 of the shares granted were granted with an exercise price equal to the fair market value of our common stock on the date of grant. These options vest 40 percent after the first year and the remainder vest monthly thereafter for three additional years. The other terms and conditions of these options were the same as those granted under our stock option plans.

EXECUTIVE COMPENSATION

The following table shows compensation information for our Chief Executive Officers (Mr. Sanders until April 25, 2002, Dr. Ruiz from April 25, 2002) and our four other most highly paid executive officers as of the end of our last fiscal year.

SUMMARY COMPENSATION TABLE (2000-2002)

	Annual Compensation							Long-Term Compensation Awards
(a)	(b)	(c)		(d)		(e)		(g)	(i)
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation		Securities Underlying Options(2)	All Other Compensation(3)
W. J. Sanders III	2002	$916,838		$0		$495,660	(5)	0	$718,372
Chairman and Former Chief	2001	$1,000,000		$1,217,412	(4)	$542,592	(5)	0	$743,344
Executive Officer	2000	$1,000,000		$5,143,236	(4)	$417,284	(5)	1,200,000	$627,377

Hector de J. Ruiz	2002	$896,945		$0		$427,755	(6)	1,200,000	$305,318	(7)
President and Chief	2001	$775,962		$19,337		$2,411,257	(6)	500,000	$3,251,108	(7)
Executive Officer	2000	$752,912	(8)	$3,160,429		$0		2,000,000	$32,921

Robert R. Herb	2002	$561,704		$511,249		$0		200,000	$27,581
Executive Vice President and	2001	$556,110		$882,624		$0		200,000	$39,964
Chief Sales and Marketing Officer	2000	$570,195		$2,783,561		$0		300,000	$53,054

Robert J. Rivet	2002	$475,263		$125,000		$0		100,000	$30,715
Senior Vice President,	2001	$448,211		$88,232		$0		300,000	$20,056
Chief Financial Officer	2000	$106,250		$740,248	(9)	$0		230,000	$5,146

William T. Siegle	2002	$455,208		$205,000		$0		95,000	$26,471
Senior Vice President, Technology	2001	$450,666		$93,476		$0		87,500	$86,123
Operations and Chief Scientist	2000	$428,575		$1,084,140		$0		150,000	$55,074

Thomas M. McCoy	2002	$597,930	(10)	$0		$0		100,000	$27,426
Senior Vice President,	2001	$606,747	(10)	$111,696		$0		225,000	$37,488
General Counsel and Secretary	2000	$592,542	(10)	$521,173		$0		225,000	$52,450

(1)	Includes cash profit sharing in the following amounts for Mr. Sanders, Dr. Ruiz, Mr. Herb, Mr. Rivet, Dr. Siegle and Mr. McCoy: for 2002, none; for 2001, $30,672, $19,337, $13,859, $8,355, $11,231 and $10,386; for 2000, $143,236, $67,059, $71,735, $0, $53,846 and $49,933. Includes amounts earned under a long-term component of the Executive Incentive Plan paid in 2003 in the following amounts for Mr. Herb, Mr. Rivet, Dr. Siegle and Mr. McCoy: for 2002, none; for 2001, $34,085, $11,601, $27,622 and $25,543; for 2000, $91,322, $0, $74,006 and $68,436.
(2)	Share numbers have been restated to reflect a two-for-one stock split on August 21, 2000.
(3)

Includes for 2001 and 2000, for Mr. Sanders, pursuant to his employment agreement, $400,000 in deferred retirement compensation for each year. Includes for 2002, 2001 and 2000, for Mr. Sanders $85,017, $203,477, and $141,818 as a deferred cost of living salary adjustment. Includes for 2002 for Mr. Sanders, $576,750, the net cash surrender value of an individual insurance policy pursuant to his employment agreement. Includes for 2002 for Mr. Sanders, Dr. Ruiz, Mr. Herb, Mr. Rivet, Dr. Siegle and Mr. McCoy,

our matching contributions to our 401(k) Plan in the amounts of $6,000, $6,000, $5,266, $6,000, $6,000 and $6,000; our matching contributions to the deferred compensation program in the amounts of $20,253, $0, $10,851, $8,252, $7,656 and $6,628; imputed income from term life insurance in the amounts of $4,069, $2,602, $891, $1,107, $2,600 and $1,210; and premiums paid for individual insurance policies in the amount of $26,282, $31,430, $10,573, $15,356, $10,215 and $13,588. Includes for 2001 for Mr. Sanders, Dr. Ruiz, Mr. Herb, Mr. Rivet, Dr. Siegle and Mr. McCoy, our matching contributions to our 401(k) Plan in the amount of $5,100 per individual; our matching contributions to the deferred compensation program in the amounts of $27,715, $0, $11,569, $8,329, $8,409 and $7,392; inputed income from the term life insurance provided by us in the amounts of $4,641, $4,198, $873, $1,183, $2,381 and $1,176; premiums paid by us for individual insurance policies and group term life in the amounts of $26,282, $31,430, $10,453, $2,767, $17,118 and $13,440; deferred profit sharing in the amounts of $4,868, $5,215, $4,868, $2,676, $3,960 and $4,868; and contributions to our Excess 415 (nonqualified deferred compensation) Plan in the amounts of $5,512, $5,165, $5,512, $0, $5,512 and $5,512. Mr. Sanders, Mr. Herb and Dr. Siegle received a one-time cash payout due to the cancellation of our Excess 415 Plan in the amounts of $65,749, $1,589, and $43,642. Includes for 2000 for Mr. Sanders, Dr. Ruiz, Mr. Herb, Mr. Rivet, Dr. Siegle and Mr. McCoy, our matching contributions to our 401(k) Plan in the amount of $4,800, $4,800, $4,800, $0, $4,800 and $4,800; our matching contributions to the deferred compensation program in the amounts of $24,900, $0, $11,025, $4,763, $8,040 and $7,113; imputed income from the term life insurance provided by us in the amounts of $4,360, $2,218, $829, $145, $2,061 and $1,050; premiums paid by us for individual insurance policies in the amount of $26,282, $6,580, $11,183, $239, $14,956 and $14,269; deferred profit sharing in the amount of $19,705, $14,158, $19,705, $0, $19,705 and $19,705; and contributions to our Excess 415 Plan in the amounts of $5,512, $5,165, $5,512, $0, $5,512 and $5,512.

(4)	Mr. Sanders earned a bonus of $6,186,740 for 2000. Mr. Sanders’ bonus is capped at $5 million and the remainder is carried forward for three years if the cap is not reached in any of those years (the Unpaid Contingent Bonus). If the Unpaid Contingent Bonus is not paid, it is forfeited. For 2000, Mr. Sanders was paid a bonus of $5 million. In 2001, Mr. Sanders was paid the Unpaid Contingent Bonus of $1,186,740 from the bonus earned in 2000.
(5)	Includes for 2002, 2001 and 2000, $183,851, $195,138 and $129,645 of in-kind compensation in the form of company provided vehicles. Includes for 2002 and 2001, $133,494 and $167,658 of in-kind compensation in the form of use of the company airplane.
(6)	Includes for 2002 and 2001, $315,342 and $2,340,583 reflecting tax gross-up amounts on a retirement benefit.
(7)	Includes for 2002 and 2001, $265,287 and $3,200,000 reflecting the amount deposited in a trust account to replace the retirement benefit Dr. Ruiz forfeited when he joined AMD.
(8)	Includes $46,182 for interest forgiveness on a loan to Dr. Ruiz.
(9)	Includes for 2000, a sign-on bonus of $634,000.
(10)	Includes for 2002, 2001 and 2000, supplemental compensation of $177,000, $190,000 and $195,000.

2002 OPTION GRANTS

Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
					0%	5%	10%
W. J. Sanders III	0	N/A	N/A	N/A	N/A	N/A	N/A

Hector de J. Ruiz	400,000	3.43	$16.05	1/31/12	$0.00	$4,037,503	$10,231,827
	200,000	1.71	$16.05	1/31/12	$0.00	$2,018,752	$5,115,913
	600,000	5.14	$16.05	1/31/12	$0.00	$6,056,255	$15,347,740

Robert R. Herb	50,000	0.43	$11.69	4/24/12	$0.00	$367,589	$931,542
	50,000	0.43	$8.46	7/24/12	$0.00	$266,022	$674,153
	50,000	0.43	$5.92	10/24/12	$0.00	$186,153	$471,748
	50,000	0.43	$5.92	10/24/12	$0.00	$186,153	$471,748

Robert J. Rivet	25,000	0.21	$11.69	4/24/12	$0.00	$183,794	$465,771
	25,000	0.21	$8.46	7/24/12	$0.00	$133,011	$337,076
	25,000	0.21	$5.92	10/24/12	$0.00	$93,076	$235,874
	25,000	0.21	$5.92	10/24/12	$0.00	$93,076	$235,874

William T. Siegle	18,750	0.16	$11.69	4/24/12	$0.00	$137,846	$349,328
	18,750	0.16	$8.46	7/24/12	$0.00	$99,758	$252,807
	18,750	0.16	$5.92	10/24/12	$0.00	$69,807	$176,905
	18,750	0.16	$5.92	10/24/12	$0.00	$69,807	$176,905
	20,000	0.17	$0.01	8/14/12	$181,000	$294,956	$469,786

Thomas M. McCoy	25,000	0.21	$11.69	4/24/12	$0.00	$183,794	$465,771
	25,000	0.21	$8.46	7/24/12	$0.00	$133,011	$337,076
	25,000	0.21	$5.92	10/24/12	$0.00	$93,076	$235,874
	25,000	0.21	$5.92	10/24/12	$0.00	$93,076	$235,874

(1)

For all optionees: Each option has a ten-year term. Each option is subject to earlier termination upon the optionee’s termination of employment, death or disability. The exercise price may be paid in cash or in previously owned shares. Withholding taxes due on exercise may be paid in cash, with previously owned shares or by having shares withheld. Except as provided in any employment agreement or change in control agreement, the options vest only if the executive is employed by us on the vesting date. Dr. Ruiz’ grant of 400,000 shares vests in increments of 100,000 shares on October 15, 2002, 2003 and 2004, and in increments of 50,000 shares on October 15, 2005 and 2006. Dr. Ruiz’ grant of 200,000 shares vests in increments of 50,000 shares on October 15, 2003, 2004 and 2005 and June 19, 2006. Dr. Ruiz’ grant of 600,000 shares vests in increments of 300,000 shares on October 31, 2007 and 2008; these options may vest at an earlier date if certain conditions are met. Mr. Herb’s grants of 50,000 each, for a total of 200,000 shares, vest in increments of 16,670 shares each, for a total of 66,680 shares on April 25, 2003, and the remaining 133,320 shares vest monthly until April 25, 2005. Mr. Rivet’s grants of 25,000 shares each, for a total of 100,000 shares, vest in increments of 8,335 shares each, for a total of 33,340 shares on April 25, 2003, and the remaining 66,660 shares vest monthly until April 25, 2005. Dr. Siegle’s grants of 18,750 shares each, for a total of 75,000 shares, vest in increments of 6,251 shares each, for a total of 25,004 shares on April 25, 2003, and the remaining 49,996 shares vest monthly until April 25, 2005. Dr. Siegle’s grant of 20,000 shares vests in increments of 3,000 shares on January 20, 2003, April 21, 2003, July 21, 2003 and October 20, 2003, and the remaining 8,000 shares vest on January 20, 2004. Mr. McCoy’s grants of 25,000 shares each, for a total of 100,000 shares, vest in increments of 8,335 shares each, for a total of 33,340 shares on April 25, 2003, and the remaining 66,660 shares vest monthly until April 25, 2005. Upon an optionee’s termination of employment, options may be exercised only to the extent exercisable on the date of such termination of employment. Upon an optionee’s death or disability, certain options that vest during the year of death or disability may become exercisable. Options may also become fully exercisable upon a change in control of AMD as that term is defined under our stock incentive plans or in accordance with an optionee’s management continuity agreement. For additional information, see the discussion under, “Employment Agreements” and “Change in Control Agreements.”

(2)	The 0%, 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future prices of our common stock.

AGGREGATED OPTION EXERCISES IN 2002

AND FISCAL YEAR-END OPTION VALUES

	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at 12/29/02		Value of Unexercised In-The-Money Options at 12/29/02(1)
Name			(Exercisable)	(Unexercisable)	(Exercisable)	(Unexercisable)
W. J. Sanders III	0	$0.00	3,550,000	250,000	$0.00	$0.00
Hector de J. Ruiz	0	$0.00	1,100,000	2,600,000	$0.00	$0.00
Robert R. Herb	0	$0.00	622,228	627,774	$1.04	$54,000
Robert J. Rivet	10,000	$78,500	305,560	304,440	$0.00	$91,500
William T. Siegle	0	$0.00	409,749	205,251	$0.00	$175,050
Thomas M. McCoy	0	$0.00	539,804	315,196	$0.00	$27,000

(1)	Value for these purposes is based solely on the difference between market value of underlying shares on the applicable date (i.e., date of exercise or fiscal year-end) and the exercise price of options.

Employment Agreements

Chairman’s Employment Agreement.    In November 2000, we entered into an amended and restated employment agreement with Mr. Sanders that provides for his tenure as Chairman and an executive officer of AMD through December 27, 2003. The agreement provides for annual base compensation to Mr. Sanders of $750,000 in 2002 and $600,000 in 2003. The agreement also provides for an annual incentive bonus equal to 0.2% of our adjusted operating profit (as defined in the agreement) in excess of 20% of adjusted operating profits for the preceding year for 2003. The annual bonus payment is capped at $5 million, with any excess carried over for three years if the cap is not reached in any of those years. Mr. Sanders is also eligible to receive discretionary bonuses, in amounts determined by the Compensation Committee. Under this agreement, we granted Mr. Sanders an option in 2000 to purchase 1,200,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the date of the grant ($23.75) with time-based vesting criteria. 950,000 of these shares were vested as of March 3, 2003. If vested, this option may be exercised after termination of employment for a period of: (i) five years after resignation or retirement, or on death or disability, or after a termination of employment other than “for good cause” or a constructive termination of employment, and (ii) thirty days after a termination “for good cause” (as defined in the agreement).

If we terminate or constructively terminate Mr. Sanders’ employment other than “for good cause,” Mr. Sanders will receive his salary and bonus for the remaining term of the agreement and all of his unvested options will vest. Mr. Sanders will receive a portion of these benefits if his employment terminates by reason of death or disability.

If Mr. Sanders’ employment terminates following a change in control (as defined in the agreement and described on p. 20, below), he will receive:

•	The greater of the salary payable for the remaining term of the agreement or three times his current base salary,

•	A bonus payment equal to the greater of the average of the two highest annual bonuses paid during the past five years or the formula bonus amounts for the year in which the termination occurred and the following year, plus any amounts carried-over from previous years,

•	Vesting of all stock-based awards, and

•	An additional payment to reimburse him for federal excise taxes (and taxes on those taxes).

Under the agreement, we accrued $400,000 per year (with 9% interest) in deferred retirement compensation from 1997 through 2001. This $2 million (plus interest) together with the deferred cost of living adjustments on his salary will be paid to Mr. Sanders in a manner that ensures that it is deductible under Section 162(m) of the Internal Revenue Code. Following the termination or constructive termination of Mr. Sanders’ employment by us other than for good cause, or upon a change in control, retirement deferrals will accelerate. Mr. Sanders will be entitled to health benefits for his life (and the life of his wife and until his children reach age 21, together with any necessary tax gross-up), following his termination by us, his retirement or his death or disability. Mr. Sanders will then be entitled to the use of a comparable office and secretarial services, an automobile and security driver, up to $25,000 each year for financial and estate planning services and continued access to our facilities and services, including our aircraft (subject to the approval of our chief executive officer), until December 31, 2008.

President and Chief Executive Officer’s Employment Agreement.    Effective January 31, 2002 (the Effective Date), we entered into an employment agreement with Dr. Ruiz that provides for his tenure as Chief Executive Officer and also, initially, President, through April 26, 2007, subject to automatic renewal for one-year periods unless we notify Dr. Ruiz that it will not renew. The agreement provides for an annual base compensation to Dr. Ruiz of $950,000. The agreement also provides for an annual incentive bonus equal to 0.4% of our adjusted operating profits (as defined in the agreement) in excess of 20% of adjusted operating profits for the preceding year. The annual bonus payment is capped at $5 million with any excess carried over for three years. Dr. Ruiz is also eligible to receive discretionary bonuses, in amounts determined by the Compensation Committee and to participate in our other benefit plans. We also paid Dr. Ruiz a retirement benefit, including payment of federal and state income taxes, to replace the retirement benefit he forfeited when he joined AMD.

Dr. Ruiz will be reimbursed by us for any income taxes payable to the State of California in connection with income attributable to payments or benefits under the agreement and the exercise of any stock option granted by us. In addition, we will reimburse Dr. Ruiz for any federal and state income taxes payable with respect to this reimbursement (the California tax reimbursement). Total payments made will not exceed $400,000 per year (or $800,000 per year in the case of termination without cause (or constructive termination) in connection with a change in control). Any unused amount will be carried forward and added to the availability of tax reimbursements, if any, for any of the next three years.

Under the employment agreement, we granted Dr. Ruiz options for 1,200,000 shares at $16.05, the fair market value of our common stock on the date of grant. These options vest 100,000 shares on October 15, 2002, 150,000 shares on October 15, 2003 and 2004, 100,000 shares on October 15, 2005 and 50,000 shares on June 19, 2006 and October 15, 2006, provided Dr. Ruiz is providing services to AMD on the vesting date. The remaining 600,000 shares will vest upon attainment of performance-based criteria, or, if not attained, 300,000 shares on October 31, 2007 and on October 31, 2008. Options granted under this agreement are New Options. If vested, the New Options and all other options held by Dr. Ruiz with an exercise price on the Effective Date of the agreement equal to or greater than the fair market value of our common stock on the Effective Date (the Prior Options) may be exercised after termination of employment for a period of: (i) five years in the case of a termination for death or disability, retirement, termination without cause or constructive termination on or following a change in control, and (ii) two years in the case of a constructive termination or a termination without cause prior to a change in control.

If we terminate Dr. Ruiz without cause (or constructively terminate Dr. Ruiz) prior to a change in control, Dr. Ruiz will receive his annual base salary and prorated annual bonus through the date of termination and an amount equal to the sum of two times his annual base salary plus his highest bonus during the last three years. Dr. Ruiz will receive any bonus amounts carried forward from the previous three years. Dr. Ruiz, his spouse and any eligible dependents will be provided with health benefits for twenty-four (24) months. Dr. Ruiz also will be entitled to the California tax reimbursement. In addition, all of Dr. Ruiz’ New Options and Prior Options will vest and become fully exercisable and all restrictions on any other awards granted after the Effective Date (the New Awards) will lapse and such awards will become nonforfeitable. Dr. Ruiz will be entitled to an accrued “Retirement Benefit” which will be equal to (A) a service-related percentage (the Accrual Percentage) of the average of Dr. Ruiz’ annual base salary for the three (3) years in which such amount was highest within the last ten (10) years of Dr. Ruiz’ employment with us less (B) benefits payable to Dr. Ruiz pursuant to any Company adopted retirement plan in which Dr. Ruiz participates. The Retirement Benefit Accrual Percentage is four percent (4%) for each of and only the first ten full years of service with us.

If we terminate Dr. Ruiz without cause (or constructively terminate Dr. Ruiz) on or following a change in control, Dr. Ruiz will receive payment in an amount equal to the sum of three times his annual base salary plus his highest bonus during the last three years. Dr. Ruiz will receive any bonus amounts carried forward from the previous three years. We will provide health benefits for the life of Dr. Ruiz and his spouse. Dr. Ruiz will be entitled to the California tax reimbursement. In addition, all of Dr. Ruiz’ unvested options will vest and become fully exercisable and all restrictions on any other awards will lapse and such awards will become nonforfeitable. Dr. Ruiz also will be entitled to the accrued Retirement Benefit and will be credited with additional service through April 26, 2007, or two additional years of service credit, if more. Dr. Ruiz will also receive an additional payment to reimburse him for federal excise taxes (and taxes on those taxes, if any are payable).

If we do not renew Dr. Ruiz’ employment with us after expiration of its initial five-year term or at the end of any one-year renewal term, generally Dr. Ruiz will receive his annual base salary and prorated annual bonus through the date of termination and, additionally, an amount equal to the sum of two times his annual base salary. Dr. Ruiz will receive any bonus amounts carried forward from the previous three years. Dr. Ruiz, his spouse and any eligible dependents will be provided with health benefits for twenty-four (24) months. Dr. Ruiz will be entitled to the California tax payment. In addition, all of Dr. Ruiz’ unvested New Options, Prior Options and New Awards will vest. Dr. Ruiz will be entitled to the accrued Retirement Benefit.

In the event of Dr. Ruiz’ retirement, Dr. Ruiz will receive the accrued Retirement Benefit. We will provide health benefits for the life of Dr. Ruiz and his spouse. Dr. Ruiz will be entitled to the California tax reimbursement. In addition, all of Dr. Ruiz’ unvested New Options, Prior Options and New Awards will vest.

In the event Dr. Ruiz’ employment is terminated due to his death or disability, Dr. Ruiz or his beneficiary will be entitled to the accrued Retirement Benefit. We will provide health benefits for the life of Dr. Ruiz and his spouse. Dr. Ruiz will be entitled to the California tax reimbursement. In addition, all of Dr. Ruiz’ unvested New Options, Prior Options and New Awards that would have become vested within twenty-four (24) months of the date of Dr. Ruiz’ employment shall vest and become fully exercisable.

Change in Control Arrangements

Management Continuity Agreements.    We have entered into management continuity agreements with each of our executive officers, except Mr. Sanders and Dr. Ruiz, designed to ensure their continued services in the event of a change in control. Mr. Sanders’ and Dr. Ruiz’ employment agreements address a change in control. Mr. Sanders’ and Dr. Ruiz’ employment agreements are discussed above in the section entitled, “Employment Agreements,” beginning on p. 18.

For purposes of Mr. Sanders’ and Dr. Ruiz’ employment agreements and the management continuity agreements, a change in control includes any change of a nature which would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended. A change in control is conclusively presumed to have occurred on:

•	Acquisition by any person, other than AMD, or any employee benefit plan of ours, of beneficial ownership of more than 20% (35% in the case of Mr. Sanders’ employment agreement and in the case of Mr. Herb’s management continuity agreement) of the combined voting power of our then outstanding securities. In Dr. Ruiz’ employment agreement, the 20% threshold excludes securities acquired directly from AMD. Dr. Ruiz’ agreement also includes a 35% threshold as an additional presumed change of control event.

•	A change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met.

•	A determination by certain members of the Board of Directors within one year after an event that such event constitutes a change in control.

The management continuity agreements provide that, in the event of a change in control, we will reimburse the executive officer for any federal excise taxes (and taxes on those taxes) payable as a result of benefits received from us. The management continuity agreements provide that, if within two years after a change in control the executive officer’s employment is terminated by us or the executive officer is constructively discharged, the executive officer will receive:

•	A severance benefit equal to three times the sum of his rate of base compensation plus the average of his two highest bonuses in the last five years,

•	Payment of his accrued bonus,

•	Twelve months’ continuation of other incidental benefits, and

•	Full and immediate vesting of all unvested stock options, SARs and restricted stock awards.

Mr. Herb’s management continuity agreement provides that he will receive these benefits upon termination of his employment by him or us following a change in control.

Vesting of Stock Options.    All stock options granted and restricted stock awarded under our stock incentive plans become fully vested on termination of employment (other than for misconduct) or constructive termination within one year following a change in control, as defined in the plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Roby, director, is the Chairman Emeritus and Senior Advisor of the Executive Board of Credit Suisse First Boston (CSFB). In 2002, CSFB provided investment banking services to us.

In June 2001, we loaned two million dollars ($2,000,000) to Dr. Ruiz pursuant to a promissory note secured by a deed of trust on real property. The loan bears interest at 5.02% and is payable in full in June 2006. The largest amount owed by Dr. Ruiz during 2002 was $2,114,274. The amount owed by Dr. Ruiz as of March 3, 2003, was $2,077,139.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following reports and the Performance Graph on page 27 will not be incorporated by reference into any such filings, nor will they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

During 2002, the Compensation Committee of AMD’s Board of Directors consisted of Mr. Blalack, as Chair, Dr. Brown and Dr. Silverman. The members of the Compensation Committee are “independent,” as determined by the Board of Directors. The Charter of the Compensation Committee is attached to this proxy statement as Exhibit A.

The Committee, through delegation from the Board of Directors, has overall responsibility for AMD’s executive compensation policies and practices. The Committee’s functions include:

•	Determining the compensation of the Chief Executive Officer of AMD,

•	Overseeing all other executive officers’ compensation, including salary and payments under the annual executive bonus plans, as determined by the Chief Executive Officer, and

•	Granting awards to the Chief Executive Officer and other executive officers and, depending on the size of the award, to other employees under AMD’s equity incentive plans.

Certain officers of AMD, outside counsel and consultants typically attend meetings of the Committee. No officer of AMD is present during discussions or deliberations regarding that officer’s own compensation. The Committee administers AMD’s 2000 Stock Incentive Plan, 1998 Stock Incentive Plan, 1996 Executive Incentive Plan, 1996 Stock Incentive Plan and 1995 Stock Plan of NexGen, Inc.

Compensation Philosophy and Policies.    The Committee believes that long-term corporate success, defined as sustained profitable growth, is best achieved in an environment in which employees have the opportunity to be innovative and are rewarded appropriately for their innovation and other contributions. In order to provide a direct link between corporate performance and compensation which will attract and retain top-caliber employees, the Committee’s compensation philosophy is to provide total compensation opportunities that are highly competitive with the pay practices of other industry-leading companies. Our compensation policies are designed to address a number of objectives, and to both reward financial performance and motivate executive officers to achieve significant returns for our stockholders. Our policies rely on two principles. First, a large portion of executive officers’ cash compensation should be at risk and vary depending upon meeting stated financial objectives. Second, a significant portion of executive officers’ total compensation should be in the form of stock and other equity incentives.

When establishing salaries, bonus levels, and stock or equity awards for executive officers, the Committee considers the individual’s role, leadership responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions at companies that compete with us for executives. The Committee has retained an outside compensation consultant to make periodic reviews of competitive data obtained from other independent consultants. The Committee’s determinations take into account our outside compensation consultant’s reviews and the compensation practices of those high technology companies that compete with us for executive talent and have annual revenues generally in excess of $1 billion. Most of these companies are included in the SP 500 Semiconductors Index used in the performance graph appearing in this proxy statement.

Because we want to attract and retain top-caliber employees, we typically set base salary targets at or above the average for this group of companies. Companies outside the semiconductor industry are selected for inclusion in this review based upon the extent to which they satisfy a list of selection criteria, which includes size, growth rates, similar financial performance, leadership status in their industry, reputation for innovation and the extent to which they compete with us for executives, not all of which may be satisfied in any particular case. The Committee has instructed its compensation consultant to include in its review companies other than those included in the SP 500 Semiconductors Index because we compete with them for executives, depending upon the specific skills required for the position.

The Committee uses comparative data to set compensation targets that will provide executive officers with compensation that exceeds the average amounts paid to similar executives in years in which we achieve superior results, and with compensation below the average of amounts paid to similar executives in years in which we fail to achieve superior results. However, the Committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, our philosophy of compensating executives for the success they achieve in managing specific enterprises. The Committee places considerable weight upon the recommendations of the Chief Executive Officer in the case of other executive officers. While decisions concerning specific 2002 salaries, bonus levels, and stock or equity awards for individual executive officers were made within this broad framework, and in light of each executive officer’s level of responsibility, performance, and competitive pay position, the awards were ultimately based upon the Committee’s judgment regarding the individual executive officer’s performance, taking account of whether each particular payment or award would provide an appropriate reward and incentive for his contribution to the continuation of our long-term profit performance.

Base Salary.    Mr. Sanders and Dr. Ruiz receive base salaries pursuant to their employment agreements, discussed in detail above in the section entitled, “Employment Agreements” on p. 18. In consultation with members of the Committee, the Chief Executive Officer reviews annually every other executive officer’s base salary. When reviewing base salaries, he considers individual and corporate performance, levels of responsibility and competitive pay practices. These factors vary from individual to individual, and the Chief Executive Officer does not assign relative weight or priority to any one factor.

Annual Cash Bonus Incentives.    Annual cash bonus incentives allow us to communicate key corporate goals to all employees and reward employees for achieving those goals each fiscal year. As one example of these incentives, we allocate up to 10% of operating profits to a worldwide profit sharing program in which all employees participate. Generally, we pay a portion of this allocation in cash and contribute a portion to a tax-qualified deferred profit sharing plan for U.S. employees. No profit sharing was paid for 2002.

All senior executives with titles of vice president and above, other than Mr. Sanders and Dr. Ruiz, were eligible in 2002 for formula-based bonus awards under the Vice President Incentive Program, a 1996 Executive Incentive Plan (Incentive Plan) program. The Vice President Incentive Program has a short-term component and a long-term component. The amount payable under the short-term component of the Vice President Incentive Program ranges from 0% to 100% of base salary depending on the executive’s level of responsibility. Under the short-term component, a minimum of 75% of the targeted bonus is based on the achievement of predetermined corporate operating income goals beyond threshold levels of performance in combination with the sales and profit success of our product lines. The remainder of the short-term component is based on the executive’s achievement of various goals developed by the executive’s manager. During 2002, no eligible executives earned a bonus award under the short-term component of Vice President Incentive Program.

Bonuses under the long-term component of the Vice President Incentive Program are based on AMD’s three-year average return on equity relative to that of the S&P 500 Index, and on AMD’s three-year sales growth relative to that of the semiconductor industry, as published by Worldwide Semiconductor Trade Statistics (WSTS). In order for an award to be paid under the long-term component, we must achieve a threshold level of performance relative to the S&P 500 and WSTS indexes, which is established by management, approved by the Committee and reviewed by the Board. The maximum amount payable under the long-term component is 60% of base salary. During 2000 and 2001, eligible executives earned a bonus award that averaged 14.5% and 4.9% of base salary under the long-term component. The 2000 bonus will be paid in 2003. A small percentage of the 2001 bonus will be paid in 2003. Pursuant to the Vice President Incentive Program, the balance cannot be paid until AMD’s operating profit permits. If not paid by 2005, this bonus will be cancelled. Certain executives received performance based discretionary bonuses for 2002.

For 2001 and 2002, Mr. Sanders did not receive a formula-based annual incentive bonus under the Incentive Plan. Mr. Sanders’ annual bonus is capped at $5 million. Any amount exceeding the cap is carried forward for three years and added to the bonus for any following year where the annual bonus does not exceed the $5 million cap. Mr. Sanders earned a bonus of $6,186,740 for 2000; therefore, $5 million was paid to him for 2000, and $1,186,740 earned in 2000, was paid to him for 2001. For 2001 and 2002, Dr. Ruiz did not receive a formula-based annual incentive bonus under the Incentive Plan. For 2000, Dr. Ruiz earned a bonus of $3,093,370.

Equity Incentive Awards.    A fundamental tenet of AMD’s compensation policy is that significant equity participation creates a vital long-term partnership between executive officers and other stockholders. As of March 3, 2003, executive officers of AMD owned an aggregate of 672,803 shares of common stock (including restricted shares) and had the right to acquire an additional 8,401,406 shares of common stock upon the exercise of employee stock options which are exercisable by May 2, 2003. These interests, exclusive of other outstanding options, represented in the aggregate 2.62% of AMD’s outstanding capital stock on March 3, 2003. We intend to continue our strategy of encouraging our executive officers to become stockholders.

The number of shares of common stock subject to option grants or restricted stock awards to executive officers is based on AMD’s business plans, the executive’s level of corporate responsibility, individual performance, historical award data and competitive practices of high technology companies that compete with us for executives, with annual revenues generally in excess of $1 billion and satisfying the other criteria set forth above. In making these grants, the Committee exercises its discretion and does not assign any relative weight to one or more of these factors. Further, the Committee generally does not consider whether an executive has exercised previously granted options. During 2002, our executive officers received options to purchase a total of 2,070,000 shares of common stock.

AMD awarded Dr. Ruiz options for 1,200,000 shares at $16.05 per share, the fair market value on the date of grant as an incentive for Dr. Ruiz to enter into his 2002 employment agreement. These options vest 100,000 shares on October 15, 2002, 150,000 shares on October 15, 2003 and 2004, 100,000 shares on October 15, 2005 and 50,000 shares on June 19, 2006 and October 15, 2006—provided Dr. Ruiz is providing services to AMD on the vesting date. The remaining 600,000 shares vest upon attainment of performance-based criteria, or, if not attained, 300,000 shares on October 31, 2007 and October 31, 2008.

Before deciding to grant these options to Dr. Ruiz, the Committee consulted other members of the Board of Directors, members of senior management, our independent compensation consultant and our independent legal counsel. In its deliberations, the Committee considered the succession plan for the CEO and other members of senior management, AMD’s long-term strategic plan, and the desire to secure Dr. Ruiz’ active leadership through 2007 and beyond.

Tax Policy.    Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail and are contingent on stockholder approval of the compensation arrangement. AMD has endeavored to structure its compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives.

While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, a portion of the options granted to Mr. Sanders discussed above and certain compensation paid by AMD in the future may not be fully deductible under Section 162(m).

Conclusion.    The Committee believes that long-term stockholder value is enhanced by corporate and individual performance achievements. Through the plans and policies described above, a significant portion of AMD’s executive compensation is based on corporate and individual performance, as well as competitive pay practices. The Committee believes equity compensation, in the form of stock options is vital to the long-term success of AMD. The Committee remains committed to this policy, recognizing the competitive market for talented executives and that the cyclical nature of AMD’s business may result in highly variable compensation for a particular time period. The Committee believes that long-term stockholder value was enhanced by the corporate and individual performance achievements of AMD’s executives.

COMPENSATION COMMITTEE

Charles M. Blalack, Chair

R. Gene Brown

Leonard M. Silverman

BOARD AUDIT COMMITTEE REPORT

The Board has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is “independent,” as determined by the Board of Directors and in compliance with the New York Stock Exchange rules and is “financially literate,” as that qualification is interpreted by the Board. In addition, one member of the Audit Committee, Dr. Brown, has been designated a “financial expert,” as the Board interprets that designation. Dr. Brown has a master of business administration and a doctorate, is a certified public accountant, and has served on the accounting faculties at the Graduate Schools of Business Administration of Harvard and Stanford Universities. He has published four books and numerous articles on auditing and financial reporting. The Board has adopted a written charter, which was amended in February 2003, with respect to the Audit Committee’s roles and responsibilities. A copy of the amended charter is attached as Exhibit B to this proxy statement.

The Audit Committee oversees AMD’s internal and independent auditors and assists the Board in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal controls and auditing by meeting regularly with the independent auditors, internal auditing and financial management personnel. Management is responsible for preparing the Company’s financial statements. The independent auditors are responsible for expressing an opinion on conformity of the Company’s audited financial statements to generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the fiscal year ended December 29, 2002 with AMD management and Ernst & Young LLP, our independent auditors. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications)). This included a discussion of the independent auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board also have recommended, subject to stockholder approval, the selection of Ernst & Young LLP as AMD independent auditors for fiscal 2003.

AUDIT COMMITTEE

R. Gene Brown, Chair

Charles M. Blalack

Robert B. Palmer

PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

ADVANCED MICRO DEVICES, S&P 500 INDEX AND

SP 500 SEMICONDUCTORS INDEX

The following graph shows a five-year comparison of cumulative total return on our common stock, the S&P 500 Index and the SP 500 Semiconductors Index from December 31, 1997 through December 31, 2002. The past performance of our common stock is no indication of future performance.

This graph was plotted using the following data:

	Year ending December 31
	1997	1998	1999	2000	2001	2002
AMD	$100	$163.38	$163.03	$155.63	$178.70	$69.28
S&P 500 Index	$100	$128.58	$155.63	$141.46	$124.65	$95.54
SP 500 Semiconductors Index(1)	$100	$167.56	$262.87	$206.20	$173.55	$85.71

(1)	The SP 500 Semiconductors Index is the corresponding index to the SP 500 Information Technology Index following Standard & Poors’ index reclassification.

ITEM 2—RATIFICATION OF INDEPENDENT AUDITORS

Unless you indicate otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors for the current year. Ernst & Young LLP has been our independent auditors since our incorporation in 1969.

The Audit Committee meets with Ernst & Young LLP several times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services. Among other things, the Audit Committee examines the effect that the performance of non-audit services may have upon the independence of the auditors.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Audit Fees

Audit services of Ernst & Young LLP during the 2002 fiscal year included the examination of our consolidated financial statements and services related to quarterly filings with the Securities and Exchange Commission. Fees for the 2002 annual audit services were $1.3 million.

All Other Fees

All other fees were $1.8 million, including audit related services of $1.7 million and non-audit services of $0.1 million. Audit related services generally include fees for statutory audits, accounting consultations, employee benefit plan audits, distributor inventory audits, acquisition due diligence and assistance with registration statement filings with the SEC. Non-audit services are comprised of tax consultation services.

Your Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as the independent auditors for the current year. Unless you indicate otherwise, your proxy will vote “FOR” ratification.

ITEM 3—APPROVAL OF THE AMENDMENT TO THE ADVANCED MICRO DEVICES, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

In 2000, our Board of Directors adopted the 2000 Employee Stock Purchase Plan (ESPP) effective February 1, 2001, authorizing 500,000 shares of our common stock to be issued to employees under the ESPP. The ESPP was approved by the stockholders at the 2000 Annual Meeting of Stockholders. In 2001, our stockholders approved an amendment to increase the total number of shares authorized to be issued under the ESPP from 500,000 to 7,500,000 and to include part-time employees and employees with less than five months of service as eligible participants under the ESPP. As of March 3, 2003, there were 2,027,147 shares of AMD common stock remaining available for issuance under the ESPP. Our stockholders are being asked to approve an amendment to the ESPP to increase the total number of shares authorized to be issued under the ESPP from 7,500,000 shares to 14,500,000 shares. The essential features of the ESPP, as proposed, are outlined below.

Summary Description of the ESPP

Purpose.    The purpose of the ESPP is to provide our employees (including officers) and employees of our participating subsidiaries with an opportunity to purchase our common stock through payroll deductions. The Board of Directors believes that equity participation in the ESPP provides employees at all levels with a greater incentive to contribute to our success.

Administration.    The ESPP will be administered by a committee appointed by the Board. Offerings under the ESPP will have a duration of three months and commence on the first business day on or after February 1, May 1, August 1 and November 1 of each year, unless otherwise specified by the Board of Directors.

Eligibility and Participation.    Any employee, including those who are customarily employed for less than 20 hours per week and less than five months per calendar year by us or our participating subsidiaries, will be eligible to participate in the ESPP. Employees will become participants in the ESPP by delivering to us a subscription agreement within a specified period of time before the commencement of each offering period.

No employee who owns 5% or more of the total combined voting power or value of all classes of shares of our stock or our subsidiaries’ stock, including shares which may be purchased under the ESPP or pursuant to any other options, will be permitted to purchase shares under the ESPP. In addition, no employee will be entitled to purchase more than $25,000 worth of shares under the ESPP in any calendar year based on the fair market value of the shares at the time the option is granted.

We estimate approximately 11,467 of our current employees will be eligible to participate in the ESPP. We are not presently able to determine the amount of benefits which may be received by employees under the ESPP.

Payroll Deductions.    The purchase price of the shares will be accumulated by payroll deductions over each offering period. The deductions may not be greater than 20% of a participant’s compensation, nor less than a minimum established by the Board or its delegate. Compensation, for purposes of the ESPP, includes salary, shift differential and lead pay, but excludes bonuses, special awards, 50% of certain commissions, overtime, income attributable to option exercises, reimbursements and allowances. A participant may increase or decrease his/her rate of payroll deductions once during each offering period.

All payroll deductions or contributions of a participant will be credited to his/her account under the ESPP and become our general funds. These funds may be used for any corporate purpose. No charges for administrative or other costs may be made by us against the payroll deductions or contributions.

Purchase Price.    The price at which shares will be sold under the ESPP is the lower of 85% of the fair market value of our common stock at the beginning of the offering period or 85% of the fair market value of our common stock as of the end of such period.

Number of Shares.    The ESPP authorizes a total of 14,500,000 shares of our common stock for issuance under the ESPP, subject to stockholder approval. The market value of our common stock on the New York Stock Exchange as of March 3, 2003 was $5.37 per share.

Withdrawal from the ESPP.    A participant may terminate his/her interest in a given offering by withdrawing all of the accumulated payroll deductions credited to the participant’s account five business days before the end of the offering period. The withdrawal of accumulated payroll deductions or contributions automatically terminates the employee’s interest in that offering. As soon as practicable after withdrawal, the payroll deductions credited to a participant’s account are returned to the participant without interest. A participant’s withdrawal from an offering does not have any effect upon the participant’s eligibility to participate in subsequent offerings under the ESPP.

Termination of Employment.    Termination of a participant’s employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions or contributions credited to the participant’s account will be returned to the participant, or in the case of death, to the person or persons entitled thereto, without interest.

Changes in Capitalization.    In the event of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, exchange of shares or other change in capitalization, the number of shares then subject to an option and the number of authorized shares remaining available to be sold shall be increased or decreased appropriately, with other adjustment as may be deemed necessary or equitable by the Board, including adjustments to the price per share.

Transferability.    No rights or accumulated payroll deductions of an employee under the ESPP may be pledged, assigned or transferred for any reason, and any attempt to do so may be treated by us as an election to withdraw from the ESPP.

Amendment and Termination of the Plan.    The Board of Directors may at any time amend or terminate the ESPP, except that termination cannot affect options previously granted nor may any amendment make any change in an existing option which adversely affects the rights of any participant without the participant’s consent. No amendment may be made to the ESPP without prior or subsequent stockholder approval, if stockholder approval would be required to meet the requirements of Section 423 of the Code or to satisfy the requirements of a stock exchange on which our shares are listed.

United States Federal Income Tax Consequences.    The ESPP, and the right of participants to make purchases thereunder, is intended to qualify as an “employee stock purchase plan” in the United States under the provisions of Section 423 of the Code. This section describes only the United States federal tax consequences of the ESPP. Under Section 423 of the Code, no income will be taxable to a U.S. participant at the time of grant of the option or purchase of shares. We will be entitled to a deduction for amounts taxed as ordinary income to a U.S. participant only to the extent that ordinary income must be reported upon disposition of shares by the U.S. participant before the expiration of the holding period described below. A U.S. participant may become liable for tax upon disposition of the shares acquired, as summarized below.

1.    If the shares are sold or disposed of, including by way of gift, at least two years after the date of the beginning of the offering period the participant will recognize ordinary income in an amount equal to the lesser of (a) the excess of the value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the value of the shares at the beginning of the offering period. Any further gain upon such disposition will be treated as long-term capital gain. If the sale price is less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

2.    If the shares are sold or disposed of, including by way of gift or exchange, before the expiration of the two-year period described above, the excess of the value of the shares on the date of purchase over the purchase price will be treated as ordinary income to the participant. This amount will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or other disposition. A capital loss will be recognized if the sale price is lower than the value of the shares on the date of purchase but any such loss will not affect the ordinary income recognized upon the disposition.

Your Board of Directors unanimously recommends that you vote “FOR” approval of the amendments to the ESPP. Unless you indicate otherwise, your proxy will vote “FOR” approval.

ITEM 4—APPROVAL OF THE AMENDMENT TO THE OPTION PLANS AND THE OPTION EXCHANGE

After careful consideration, our Board of Directors has determined that it would be in the best interests of AMD and our stockholders to amend AMD’s 2000 Stock Incentive Plan, 1998 Stock Incentive Plan, 1996 Stock Incentive Plan and 1995 Stock Plan of NexGen, Inc. (the Option Plans) to prohibit any “repricings” or any issuance of new options in exchange for outstanding options without stockholder preapproval and to allow a one-time exchange of options that have an exercise price greater than $10.00 for a lesser number of new options to be granted at least six months and one day from the cancellation of the surrendered options (the Option Exchange). Under the Option Exchange, eligible employees, other than our directors and the top six senior executives named in the Summary Compensation Table in this proxy statement, will be offered the one-time opportunity to exchange their stock options that have an exercise price greater than $10.00 for a lesser number of options, as detailed below, to be issued at least six months and one day from the date the surrendered options are cancelled. The new options would have an exercise price equal to the fair market value of our common stock on the date of the new grant.

Stock options are a critical component of our employees’ compensation. They are intended to encourage our employees to act as owners, which helps align their interests with those of stockholders. The objectives of our Option Plans are to motivate and reward personnel whose long-term employment is considered essential to AMD’s continued progress and to encourage them to continue their employment by us. Stock options encourage recipients to act in the stockholders’ interests and share in AMD’s success.

Like many other companies in the technology industry, our stock price experienced a steep increase from mid-1999 through mid-2000. And like other companies in our industry, our stock price declined from a peak in 2000 through 2002, during the severe overall stock market downturn. Unfortunately, sustained adverse economic conditions have had a negative effect on the entire technology sector, including markets in which we operate. As a result of the extreme volatility in the stock market and our stock price, as of February 20, 2003, approximately 57% of our stock options (excluding options granted to our directors and the six senior executives named in the Summary Compensation Chart in this proxy statement) had exercise prices over $10.00 per share.

This means that the majority of our stock options no longer are effective as incentives to motivate and retain employees. Employees perceive that these options have no value. In addition, although these stock options are not likely to be exercised as long as AMD’s stock price is lower than the applicable exercise price, they will remain on AMD’s books with the potential to dilute stockholders’ interests for up to ten years from the grant date unless they are cancelled.

As a company, we have had to take aggressive steps to reduce expenses in order to reduce our break-even point. These steps have included reducing our workforce and reducing discretionary spending. As of February 20, 2003, approximately 1,550 people were included in our workforce reduction as a result of these restructuring activities.

The Option Exchange would provide an opportunity to motivate our remaining workforce to achieve future growth. By realigning the exercise prices of previously-granted stock options with the current value of our common stock, based on the exchange ratios described below, we believe that the Option Plans will again become an important tool to help motivate our employees to continue to create stockholder value.

Although your approval of the amendment to the Option Plans and the Option Exchange is not required by law, regulations or our Option Plans, we believe that sound corporate governance dictates that the Option Exchange not be implemented unless it is approved by you.

AMENDMENT TO OPTION PLANS

We propose to amend our Option Plans to prohibit any “repricings” or any issuance of new options in exchange for outstanding options without stockholder preapproval and to allow a one-time exchange of options as described below. The text of the amendment to be made to the Options Plans is attached as Exhibit C.

STOCK OPTION EXCHANGE PROGRAM

Under the proposed Option Exchange, participating employees would surrender unexercised options they currently hold with an exercise price greater than $10.00 per share (or, approximately two times the closing price of our common stock on February 20, 2003) and in return receive new stock option grants to purchase fewer shares, in accordance with a specified exchange ratio. The new options would have an exercise price equal to the fair market value of our common stock on the new option grant date. The ratios of surrendered options to new options would vary from 1.5 to 1, to 2.4 to 1, depending upon the exercise price of the surrendered options, as further described below. The exchange ratios and the minimum eligible exercise price for the exchange will be re-calculated before any Option Exchange begins using then-current data. The minimum eligible exercise price will be approximately two times the then-current price of our common stock, but in no event less than $10.01.

We have structured the Option Exchange to favor stockholders. The Option Exchange would be beneficial to stockholders by canceling a larger number of outstanding options and issuing fewer options in their place. In addition, by conducting this Option Exchange rather than granting new options to supplement the underwater options, we are avoiding additional dilution to your interests.

Of the outstanding options held by eligible employees as of February 20, 2003, the maximum number of shares of common stock underlying options which could be exchanged is 27,283,553 and the maximum number of shares of common stock underlying the new options which would be issued under the exchange ratios below would be 15,416,622.

Background

The Option Plans allow AMD to grant options and stock awards to employees. We believe that stock options are a valuable tool to align employees’ interests with those of stockholders. We grant stock options to recognize, reward and motivate employees’ performance and to encourage them to continue their employment by us.

As of February 20, 2003, there were a total of approximately 59,300,445 shares underlying options outstanding under our Option Plans (including the options held by our directors and six senior executives named in the Summary Compensation Table in this Proxy Statement) and approximately 14,050,018 shares available for grant. Of the outstanding options, as of February 20, 2003, options to purchase 27,283,553 shares of common stock would be eligible for exchange under the proposed Option Exchange. If 100% of eligible options were to be exchanged and new grants made in accordance with the exchange ratios set out below, the number of shares underlying options outstanding would be reduced by approximately 11,866,931 million shares, or approximately 20% of all outstanding options. Approximately 3,553 employees will be eligible to participate in the Option Exchange. The fair market value of the common stock underlying the options for exchange was $5.33 as of February 20, 2003. The table below reflects information on the options eligible for the Option Exchange:

Exercise Price of Eligible Employee Grants	Number of Shares Underlying Options as of February 20, 2003	Weighted Average Exercise Price	Weighted Average Remaining Life of Option
$10.01 to $24.99	13,894,732	$15.15	7.88
$25.00 to $39.99	4,370,423	$30.17	7.82
$40.00 and above	9,018,398	$42.21	7.18

Total Number of Shares Underlying Options Eligible for Exchange	27,283,553

Details of the Option Exchange Program

Implementing the Stock Option Exchange Program

The AMD Board of Directors authorized the Option Exchange in February 2003, upon the recommendation of the Compensation Committee and subject to stockholder approval. If this proposal is approved, this one-time offer to exchange options may commence at any time after the annual meeting at the discretion of AMD’s Compensation Committee.

If you approve the Option Exchange and the Compensation Committee decides to commence the Option Exchange, eligible employees will be offered the opportunity to participate in the Option Exchange under a Tender Offer Statement to be filed with the SEC and distributed to all eligible employees. Employees will be given at least twenty (20) business days in which to accept the offer of the new options in exchange for the surrender of their eligible options. The surrendered options will be cancelled on the first business day following this election period. The new options will be granted no earlier than six months and one day following the cancellation of the old options. Surrendered options will be returned to the plans under which they were granted and will be available for grant under the terms of the plan. However, approximately 3 million shares eligible for exchange were granted from our 1992 Stock Incentive Plan, which has expired by its terms. Any of these options that are surrendered will therefore be retired.

Eligibility

If implemented, the Option Exchange Program will be open to all AMD employees who hold options, worldwide, where feasible and practical under local regulations as determined by AMD. The Option Exchange will not be available to our Board of Directors or the six senior executives named in the Summary Compensation Table in this proxy statement. The program also will not be available to any former employees. An employee who tenders his or her options for exchange must also have been continuously employed with AMD and be an eligible employee on the date of the new grant in order to receive the new options. If an optionee is no longer an AMD employee for any reason, including layoff, termination, voluntary resignation, death or disability, on the date that the Option Exchange commences, that optionee cannot participate in the program. If an optionee is no longer an AMD employee for any reason on the date that the new grants are made, even if he or she had elected to participate and had tendered his or her options for exchange, that individual would not receive a new grant and the tendered options would be forfeited. Options that are not vested at termination of employment cannot be exercised and will be forfeited. To participate in the Option Exchange, employees must surrender any options granted to them in the six months before the Tender Offer and acknowledge that they will not receive any additional stock option grants for six months and one day following cancellation of their options. A vote by an employee in favor of this proposal at the Annual Meeting does not constitute an election to participate in the Option Exchange.

Exchange Ratios

The exchange ratios set out below for the Option Exchange—how many current options an employee must surrender in order to receive one new option—were and will be determined using the Black-Scholes option valuation model. We chose to use this model to minimize stockholder dilution, avoiding the dilution that occurs when all options are exchanged on a one-for-one basis. New option grants calculated according to the exchange ratios will be rounded down to the nearest whole share on a grant-by-grant basis. Options will not be issued for fractional shares.

The ratios set out below were established based on the AMD stock price at February 20, 2003, after consultation with independent third-party experts on stock plans and stockholder proposals.

Exercise Price Range	Exchange Ratio [Cancelled Option to New Option]
$10.01 to $24.99	1.5–1
$25 to $39.99	2–1
$40 and above	2.4–1

Options tendered that have been granted within six months prior to the commencement of the exchange offer and which have an exercise price below the minimum for eligibility for the Option Exchange would be replaced using an exchange ratio determined by using the Black-Scholes option valuation model.

Election to Participate

Participation in the Option Exchange Program will be voluntary. Under the Option Exchange, eligible employees may make a one-time election to cancel grants to stock options that have an exercise price higher than $10.00 and exchange them for new options in accordance with the exchange ratios set out above. Options granted before the six months preceding the exchange offer may be cancelled at the employee’s discretion on a grant-by-grant basis. Once an employee elects to participate, however, he or she must also surrender any options granted to such employee in the six months preceding the commencement of the exchange offer. This six-month rule is necessary in order to avoid unfavorable accounting treatment for AMD.

Exercise Price of New Options

All new options will be granted with an exercise price equal to the fair market value of our common stock on the date of the new grant.

Vesting of New Options

Except in certain countries outside of the United States as determined by AMD, the new options will vest beginning one year from the date they are cancelled, dependent upon continue employment with AMD. This means that all new options would be completely unvested at the time of the new grant, regardless of whether the surrendered options were partially or wholly vested. Once vesting begins, the new options will have the same vesting terms as the surrendered options, delayed by one year. Consequently, new options replacing surrendered options that were vested at the time they were cancelled will vest one year from the date they were cancelled. New options replacing surrendered options that were not vested at the time they were cancelled will resume the surrendered option’s vesting schedule, beginning one year from the date they were cancelled. For example, our typical option grant vests 25 percent of the grant one year from the date of grant. The remaining 75 percent of the option vests at the rate of 2.083 percent for the following 36 months. If an employee surrenders an option granted seven months before it is cancelled, one year after it is cancelled the vesting would resume—five months later, 25 percent would vest. The remaining 75 percent would vest monthly for the next 36 months.

New options will only vest if the optionee remains an AMD employee and may only be exercised by an AMD employee. New options that are not vested at termination of employment cannot be exercised and will be forfeited. As described above, the new options will be completely unvested on the date of grant, regardless of whether the surrendered options were partially or completely vested.

Term of New Options

The term of an option is the length of time during which it may be exercised. Except in certain countries outside of the United States as determined by AMD, under the Option Exchange, each new option will have a term equal to the remaining term of the surrendered option it replaces. This ensures that the employees who participate in the exchange offer will not derive any additional benefit from an elongated term in which to exercise. For example, our typical option term is ten years. An employee who surrenders a grant received on April 24, 2000 with a term extending until April 24, 2010 would receive a new option with a term that also ends on April 24, 2010.

Other Conditions of New Options

The other terms and conditions of the new options will be set forth in AMD’s Stock Option Brochure and will be governed by the Option Plans. New options will be non-qualified stock options under U.S. tax laws. The shares of common stock for which the new options will be exercisable have already been registered with the SEC as part of our stock plan registrations.

Accounting Treatment

We have structured the program to comply with current Financial Accounting Standards Board guidelines so that AMD will receive the same accounting treatment for the new options as it does for its current options. In other words, the program has been designed so that we will not be subject to accounting compensation charges against our earnings from the new options.

U.S. Federal Income Tax Consequences

The exchange of options should be treated as a non-taxable exchange and AMD and our employees should recognize no income for U.S. federal income tax purposes upon the grant of the new options. All new options granted under the Option Exchange Program will be non-qualified stock options for U.S. federal income tax purposes.

Potential Modification to Terms to Comply with Governmental Requirements

The terms of the Option Exchange will be described in a Tender Offer Statement that will be filed with the SEC. Although we do not anticipate that the SEC would require us to modify the terms materially, it is possible that we will need to alter the terms of the Option Exchange to comply with SEC comments. In addition, it is currently our intention to make the program available to our employees who are located outside of the United States, where permitted by local law and where we determine it is practical to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the United States to comply with local requirements, or for tax or accounting reasons.

Benefits of the Option Exchange Program to Employees and Officers

Because the decision whether to participate in the Option Exchange is completely voluntary, we are not able to predict who will participate, how many options any particular group of employees will elect to exchange, nor the number of replacement options that we may grant. As noted above, however, our Board of Directors and the six senior officers named in the Summary Compensation Table in this proxy statement are not eligible to participate in the Option Exchange.

Effect on Stockholders

We are not able to predict the impact the Option Exchange will have on your rights as a stockholder because we are unable to predict how many option holders will exchange their options or what the future market price of AMD’s stock will be at the time of the new grant. The program was designed to favor stockholders and to avoid the dilution in ownership that normally results from supplemental grants of new stock options. If the amendment to the Option Plans and the Option Exchange are approved, no future “repricings” or option exchanges will be made without stockholder preapproval.

Your Board of Directors unanimously recommends that you vote “FOR” the amendment to the Option Plans and approval of the Option Exchange. Unless you indicate otherwise, your proxy will vote “FOR” approval.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Our Annual Report on Form 10-K, which includes our audited financial statements for the fiscal year ended December 29, 2002, has accompanied or preceded this proxy statement. You may also access a copy of our Annual Report on Form 10-K at www.amd.com. Upon your request, we will provide, without any charge, a copy of any of our filings with the Securities and Exchange Commission. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453.

AMD, the AMD arrow logo and combinations thereof and Advanced Micro Devices are either registered trademarks or trademarks of Advanced Micro Devices, Inc.

Exhibit A

ADVANCED MICRO DEVICES, INC.

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS

PURPOSE:

The Compensation Committee of the Board of Directors of Advanced Micro Devices, Inc. (the “Company”), through delegation from the Board of Directors (the “Board”), has principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and members of the Board of Directors. This Charter sets forth the authority and responsibility of the Compensation Committee for the performance evaluation and compensation of the Chief Executive Officer (“CEO”), the compensation of directors and executive officers, and the significant compensation plans, policies and programs of the Company.

MEMBERSHIP:

The Compensation Committee will consist of not less than three members of the Board. All members of the Compensation Committee will meet the “independent director” requirements of the New York Stock Exchange, the “outside director” requirements of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, and the “non-employee director” requirements of Rule 16-b3 of the Securities Exchange Act of 1934. The members of the Compensation Committee and its Chair will be appointed by and serve at the discretion of the Nominating and Corporate Governance Committee of the Board.

AUTHORITY AND RESPONSIBILITIES:

1.    The Compensation Committee will have the authority to determine the form and amount of compensation to be paid or awarded to all executive officers of the Company, and to all other employees as delegated from time to time by the Board of Directors. The Compensation Committee may delegate authority to one or more of its members or to executive officers of the Company with respect to compensation determinations for persons who are not corporate officers of the Company.

2.    To assist in the discharge of its duties and responsibilities, the Compensation Committee will have the authority to retain consultants and legal counsel at Company expense, to approve the terms of their engagements, and to direct their work.

3.    The Compensation Committee will annually review and approve the corporate goals and objectives relevant to CEO compensation and evaluate CEO performance in light of these goals and objectives. Based on this evaluation, the Compensation Committee will make and annually review decisions respecting (i) salary paid to the CEO, (ii) the grant of cash-based bonuses and equity compensation to the CEO, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO, subject to the approval of the Board (iv) any CEO severance or change in control arrangement, subject to the approval of the Board, and (v) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the CEO’s compensation, the Compensation Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at companies that the Compensation Committee determines are comparable based on factors it selects, and the incentive awards given to the Company’s CEO in prior years.

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4.    The Compensation Committee will annually review and approve the corporate goals and objectives relevant to executive officer compensation. In light of these goals and objectives, the Compensation Committee will make and annually review decisions respecting (i) salary paid to executive officers, (ii) the grant of cash-based bonuses and equity compensation awarded to executive officers, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with executive officers, (iv) executive officer severance or change in control arrangements, and (v) any other executive officer compensation matter as from time to time directed by the Board. In determining the long-term incentive component of executive officer compensation, the Compensation Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to executive officers at companies that the Compensation Committee determines are comparable based on factors it selects, and the incentive awards given to the Company’s executive officers in prior years.

5.    The Compensation Committee will annually review and make recommendations to the Board with respect to the adoption and approval of, or amendments to, all umbrella cash-based and equity-based incentive compensation plans and arrangements for the management employees of the company.

6.    The Compensation Committee will annually review and make recommendations to the Board with respect to all forms and amounts of compensation for members of the Board, including equity incentive plans or plan amendments requiring shareholder approval.

7.    The Compensation Committee will report on its activities at each meeting of the Board of Directors.

8.    The Compensation Committee will prepare and approve the Compensation Committee report for inclusion in the Company’s proxy statement for the annual meeting of stockholders.

9.    The Compensation Committee together with the Nominating and Governance Committee will review this Charter annually and recommend to the Board any changes they determine appropriate.

10.    The Compensation Committee will annually review its performance and submit a report to the Board.

MEETINGS:

Meetings of the Compensation Committee will be held from time to time, but no less than quarterly, in response to the needs of the Board or as otherwise determined by the chairman of the Committee. A quorum, defined as a majority, of the Committee shall participate in each meeting either in person or by telephone.

MINUTES:

The Compensation Committee will maintain written minutes of its meetings, and the Secretary will file such minutes with the minutes of the meetings of the Board.

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Exhibit B

Advanced Micro Devices, Inc.

Audit Committee of the Board of Directors

Charter

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibilities relating to overseeing and monitoring the integrity of the Company’s financial statements and compliance with legal and regulatory requirements. The Audit Committee shall be composed of at least three directors all of whom are financially literate (generally knowledgeable in financial and auditing matters), and at least one of whom is a financial expert. Members of the Audit Committee shall be free of any relationship to the Company that may interfere with the exercise of their independent judgment. Audit Committee members’ director’s fees will be their only compensation from the Company.

The Audit Committee shall meet at least four times annually, and shall monitor and oversee the independent auditors’ qualifications and independence. The Committee will review the performance of the Company’s internal audit function and Director of Internal Audit and Control, and in that regard will maintain free and open communication with the independent auditors, internal auditors and the management of the Company. The Audit Committee will investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the Company’s expense. The Committee shall have a Chair, who shall have accounting or financial management experience. The members of the Audit Committee and its Chair will be appointed by and serve at the discretion of the Nominating and Corporate Governance Committee. This charter will be reviewed and reassessed annually.

Responsibilities

The Audit Committee’s responsibilities include:

•	Sole responsibility for the selection, retention, compensation and termination of the independent auditors who audit the financial statements of the Company. The Committee will ensure that the independent auditors have a clear understanding that they are ultimately accountable to the Committee. The Committee will review the independent auditor’s written communication delineating their relationships and professional services and will take appropriate action to ensure the continuing independence of the auditors and their compliance with all Securities and Exchange Commission rules and New York Stock Exchange rules on “independence.” The Committee will provide the opportunity, at every meeting, for the internal and independent auditors to meet with the members of the Committee without members of management present.

•	Establishing procedures for the confidential, anonymous submission by employees of concerns regarding accounting, internal controls or auditing matters and the review, processing and disposition of these concerns.

•	Meeting separately, at least quarterly, with management of the Company, the internal auditors and the independent auditors.

•

Meeting with the independent auditors and financial management of the Company to review the proposed scope of the annual audit, the audit procedures to be utilized in the examination of the financial statements and internal controls, as well as those procedures to be used in the independent auditors review of the quarterly financial reports. The Committee will also review and approve the annual budget for the services provided by the independent auditors. The Committee is responsible for preparing the Audit Committee report required by SEC rules to be included in the Company’s annual proxy statement. Before the filing of such report with the SEC, the independent auditors will review the following with the Committee: all critical accounting policies and practices to be used; all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have

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been discussed with management of the Company; the ramifications of the use of such alternative disclosures and treatments; the treatment preferred by the independent auditors and other material written communications between the independent auditors and the management of the Company.

•	Discussing and reviewing at least annually with the independent auditor their firm’s compliance with the audit profession’s quality control standards and any reports required by the Securities and Exchange Commission and New York Stock Exchange regarding audit firm quality control procedures. Also, in order to assess auditor independence the Committee will review at least annually all relationships between the independent auditor and the Company.

•	Reviewing the Company’s annual audited and quarterly financial statements with management and the independent auditors before the filing of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, including the Company’s disclosures under “Management’s Discussions and Analysis of Financial Condition and Results of Operations.” Also, the Committee shall discuss with the independent auditors their review of the quarterly financial statements of the Company and any other matters required to be communicated by the independent auditors under generally accepted auditing standards.

•	Discuss any issues that arose between the independent auditors and management during the annual audit or quarterly reviews and management’s response and ultimate disposition of the issues.

•	Generally discuss earnings press releases with management and the independent auditors. Generally discuss with management financial information and earnings guidance provided to analysts and rating agencies.

•	Setting policies for the Company for hiring employees or former employees of the independent auditors.

•	Establishing policies and procedures related to the pre-approval of non-audit services, and having sole responsibility for pre-approving non-audit services to be provided by the independent auditors, and reviewing such pre-approval with management.

•	Reviewing the adequacy and effectiveness of the internal accounting and financial controls of the Company with the independent auditors, the Company’s internal auditor and financial and accounting personnel.

•	Reviewing and concurring with the appointment, termination or replacement of the Director of Internal Audit and Control, who reports to the Chairman of the Audit Committee and the Chief Financial Officer. The Committee will review the internal audit function, including its proposed audit plans and the coordination of those plans with the independent auditors. The Committee will review internal audit findings and reports and the disposition of recommendations in those reports by the Company.

•	At least annually, submitting a signed report for inclusion in the Company’s proxy materials with respect to the Committee and its functioning, as required by applicable SEC rules.

•	Obtaining advice and assistance from outside legal, accounting and other advisors.

•	Reviewing reports received from outside auditors under any applicable auditing standard and reports received from regulators, and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

•	Inquiring about significant risks or exposures with management, the internal auditor, and the independent auditors. The Committee will review the steps management has taken to minimize such risks to the Company, and discuss with management its risk management policies and practices.

•	Reviewing human resources and succession planning for the accounting and finance groups within the Company.

•	Evaluating at least annually the performance of the Audit Committee.

•	Reporting regularly on the meetings of the Audit Committee to the full Board of Directors.

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Exhibit C

Advanced Micro Devices, Inc. 2000 Stock Incentive Plan—paragraph 11 will be replaced in its entirety by the following, and

Advanced Micro Devices, Inc. 1998 Stock Incentive Plan—paragraph 12 will be replaced in its entirety by the following, and

Advanced Micro Devices, Inc. 1996 Stock Incentive Plan—paragraph 13 will be replaced in its entirety by the following, and

1995 Stock Plan of NexGen, Inc.—section 7(i) will be replaced in its entirety by the following:

Other than in connection with a change in the Company’s capitalization (as described in this plan), Options may not be repriced, replaced or exchanged without stockholder preapproval if the effect of such a repricing, replacement or exchange would be to reduce the exercise price of an Incentive Stock Option or Nonstatutory Stock Option; provided, however, that the Company may effect a one-time exchange offer (the Exchange Offer) to be commenced in the discretion of the Compensation Committee of the Board of Directors no sooner than May 2, 2003, pursuant to which employees, other than the six senior executives named in the Summary Compensation Table in the Company’s Proxy Statement for its 2003 Annual Meeting of Stockholders (the Proxy Statement), shall be given a one-time opportunity to surrender unexercised Options with exercise prices greater than $10.00 per share in exchange for a grant of new options (New Options) in accordance with exchange ratios calculated using the Black-Scholes stock option valuation model. The New Options will be granted no less than six months and one day following the cancellation of the surrendered Options and will be granted at the fair market value of the Company’s common stock on the date of grant. The New Options will have the vesting schedules and terms and conditions as described in the Proxy Statement. No modification of an Option shall impair the option holder’s right without the written consent of the option holder.

AMD-27318A

APPENDIX A

ADVANCED MICRO DEVICES, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan as amended and restated as of October 19, 2000 (the “Plan”). The terms “Corporation” and “AMD” refer to Advanced Micro Devices, Inc. and, where appropriate, any Participating Subsidiary of Advanced Micro Devices, Inc.

1.    Purpose.    The purpose of the Plan is to foster continued cordial employee relations by providing employees of the Corporation and Participating Subsidiaries with an opportunity to purchase Common Stock of the Corporation through options to acquire the stock on favorable terms and to elect to exercise such options through payroll deductions. It is the intention of the Corporation that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Plan authorizes the grant of options and issuance of Common Stock which do not qualify under Section 423 of the Code pursuant to sub-plans or special rules adopted by the Board or the Committee designed to achieve desired tax or other objectives in particular locations outside the United States.

2.    Definitions.

(a)    “Affiliate” means (i) any Participating Subsidiary and (ii) any other entity in which the Corporation has an equity interest or significant business relationship and which has been designated as an “Affiliate” by the Board or the Committee for purposes of the Plan.

(b)    “Board” means the Board of Directors of the Corporation.

(c)    “Business Day” means a day on which AMD Common Stock is publicly traded.

(d)    “Committee” means the committee designated by the Board pursuant to Paragraph 13(a) below to administer this Plan.

(e)    “Common Stock” means the common stock of Advanced Micro Devices, Inc., par value $0.01.

(f)    “Compensation” in connection with qualified options under Section 423 of the Code, means salaries, 50% of non-executive sales incentives, shift differential and lead pay. Bonuses, overtime, special awards, 100% of executive sales incentives, 50% of non-executive sales incentives, cash profit sharing, income attributable to the exercise of a stock option and reimbursements and allowances are excluded. For options not intended to be qualified under Section 423 of the Code, “Compensation” may vary as determined by the Board or the Committee.

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(g)    “Employee” means any person, including an officer, employed by the Corporation or its Participating Subsidiaries or Affiliates. Individuals who provide services to the Corporation or any of its Participating Subsidiaries or Affiliates as independent contractors, who are reclassified as common law employees for any reason other than for federal income and employment tax purposes, are not eligible Employees. “Employee” shall not mean any individual who is not classified as an Employee on the payroll records of the Corporation or an Affiliate (including, but not limited to, an individual who is a leased employee, who is classified as a consultant, independent contractor, or other non-employee category), even if such classification is determined to be erroneous, or is retroactively revised by a governmental agency, by court order or as a result of litigation, or otherwise. In the event the classification of an individual is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from participation in the Plan for all periods prior to the date the Committee determines to classify such individual as an Employee.

(h)    “Participating Subsidiary” means any company during any period in which it is a “subsidiary corporation” as that term is defined in Code section 424(f) with respect to the Corporation and which has been designated as a “Participating Subsidiary” by the Board or the Committee.

(i)    “Offering Period” shall have meaning assigned by Paragraph 4.

(j)    “Option Grant Date” means the first Business Day of each Offering Period of the Plan.

(k)    “Purchase Date” means the last Business Day of each Offering Period of the Plan.

3.    Eligibility. Any Employee who shall be employed by the Corporation, its Participating Subsidiaries or an Affiliate on the first day of an Offering Period, shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Paragraph 5. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code Section 423(b)(5); provided, however, that Employees participating in a sub-plan adopted pursuant to Paragraph 13(b) which is not designed to qualify under Code Section 423 need not have the same rights and privileges as Employees participating in the Code Section 423 Plan. The Board or the Committee may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

4.    Offering period. Absent action by the Board, each Offering Period shall extend for three calendar months commencing on the first Business Day on or after February 1, May 1, August 1 and November 1 of each year and ending on the last Business Day of the third month.

5.    Participation.

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(a)    An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction or electing to make contributions in a form acceptable to the Board or the Committee on the form provided by the Corporation and filing it with the designated Corporation office not later than the 15th day of the month prior to a new Offering Period or such other date as may be determined by the Board or the Committee; provided that participants who go on a leave of absence are subject to the special rules set forth in Paragraph 10(c) hereof; and provided further that an Employee who commences employment in the month prior to a new Offering Period may complete a subscription agreement on the date he commences employment. An Employee who becomes eligible to participate in the Plan on or after an Option Grant Date may not participate until the next Offering Period.

(b)    If applicable, payroll deductions for a participant for any offering period shall commence with the first payroll following the Option Grant Date and shall end with the Purchase Date of the offering, unless sooner terminated by the participant as provided in Paragraph 10, or by the Corporation.

(c)    Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible employee may elect to participate through contributions to his account under the Plan in a form acceptable to the Board or the Committee.

6.    Payroll Deductions/Contributions.

(a)    At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period at a rate not exceeding twenty percent (20%) of the Compensation which he would otherwise receive on such payday, provided that the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the aggregate compensation which he would otherwise have received during said Offering Period. The Board or the Committee shall determine whether the amount to be deducted from each paycheck is to be designated as a specific dollar amount, or as a percentage of the eligible Compensation being paid on such pay day, or as either, and may also establish a minimum percentage or amount for such payroll deductions.

(b)    In countries where local law prohibits payroll deductions, at the time a participant files his subscription agreement, he shall elect to make contributions on each payday during the Offering Period at a rate not exceeding twenty percent (20%) of the Compensation which he receives on such payday, provided that the aggregate of such contributions during the Offering Period shall not exceed twenty percent (20%) of the aggregate compensation which he would receive during said Offering Period. The Board or the Committee shall determine whether the amount to be contributed is to be designated as a specific dollar amount, or as a percentage of the eligible Compensation being paid on such payday, or as either, and may also establish a minimum percentage or amount for such contributions.

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(c)    All payroll deductions authorized by a participant shall be credited to his account under the Plan.

(d)    A participant may discontinue his participation in the Plan as provided in Paragraph 10, and may decrease or increase the rate of his payroll deductions only one time during the Offering Period by completing and filing with the Corporation a new authorization for payroll deduction. The change in rate shall become effective no later than the next available pay period after the Corporation’s receipt of the new authorization.

7.    Grant of Option

(a)    On the Option Grant Date of each Offering Period, each participant during such Offering Period shall be granted an option to purchase on each Purchase Date the number of shares of Common Stock determined by dividing the payroll deductions or contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable option price as set forth in Paragraph 7(c) below; provided, however, that such purchase shall be subject to the limitations set forth in Paragraphs 6(b) and 12(a) hereof and the following additional limits:

(i)	The number of shares which may be purchased by any Employee for the first Offering Period to occur in any calendar year may not exceed the number of shares determined by dividing $25,000 by the fair market value of a share of Common Stock on the first day of such Offering Period.

(ii)	The number of shares which may be purchased by an Employee for any subsequent Offering Period which occurs in the same calendar year (as referred to in subsection (i) above) shall not exceed the number of shares determined by performing the calculation below:

Step One: The number of shares purchased by the Employee during any previous Offering Period in the same calendar year shall be multiplied by the fair market value of a share of Common Stock on the first day of such previous Offering Period in which such shares were purchased.

Step Two: The amount determined in Step One shall be subtracted from $25,000.

Step Three: The amount determined in Step Two shall be divided by the fair market value of a share of Common Stock on the first day of such subsequent Offering Period (for which the maximum number of shares which may be purchased is being determined by this calculation) occurs. The quotient thus obtained shall be the

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maximum number of shares which may be purchased by any Employee for such subsequent Offering Period.

(b)    Notwithstanding any provisions of the Plan to the contrary, any option granted to an Employee shall be limited so that immediately after the grant, such Employee would not own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Participating Subsidiary of the Corporation (including stock which the employee may purchase under outstanding options and stock, the ownership of which is attributed to the Employee under Section 424 (d) of the Code).

(c)    The purchase price per share of such shares shall be the lower of: (i) 85% of the fair market value of a share of the Corporation’s Common Stock at the Option Grant Date; or (ii) 85% of the fair market value of a share of the Corporation’s Common Stock at the Purchase Date. The fair market value of the Corporation’s Common Stock on said dates shall be the closing price on the New York Stock Exchange for such date, or if no sale is made on such date, the corresponding closing price on the first preceding date on which the Corporation’s Common Stock was sold.

(d)    Any excess contributions remaining in the Employee’s account after the purchase of the shares on the Purchase Date will be returned to the employee, or at the employee’s election may be rolled over for use in future Offering Periods in locations where the Board or the Committee have determined that such rollover is available under the Plan.

8.    Exercise of Option. Unless a participant withdraws from the Plan as provided in Paragraph 10, his option for the purchase of shares will be exercised automatically for the number of whole and fractional shares which the accumulated payroll deductions in his account could purchase at the applicable option price on the Purchase Date. During his lifetime, a participant’s option to purchase shares hereunder is exercisable only by him.

9.    Delivery. As promptly as practicable after the Purchase Date of each offering, the Corporation shall arrange the delivery to the participant’s account at the Corporation’s approved brokerage firm, the number of shares purchased on exercise of his option.

10.    Withdrawal; Termination of Employment.

(a)    A participant may withdraw all, but not less than all, the funds credited to his account under the Plan at any time before five (5) business days before the Purchase Date by giving written notice to the Corporation on a form provided for such purpose. All of the participant’s funds credited to his account will be paid to him promptly after receipt of his notice of withdrawal, his option for the current Offering Period will be automatically cancelled, and if contributions were elected to be made through payroll

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deductions, no further payroll deductions for the purchase of shares will be made during the Offering Period.

(b)    Upon termination of the participant’s employment for any reason, including retirement, permanent disability or death, the funds credited to his account will be returned to him or, in the case of his death, to his estate, and his option will be automatically cancelled.

(c)    If local law allows for exclusion of part-time employees, in the event an Employee fails to remain in the continuous employ of the Corporation or its Participating Subsidiaries or Affiliates for customarily at least twenty (20) hours per week during an Offering Period, he will be deemed to have elected to withdraw from the Plan and the funds credited to his account will be returned to him and his option cancelled; provided that a participant who goes on an unpaid leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence. If such participant is not guaranteed reemployment by contract or statute and the leave of absence extends beyond 90 days, such participant shall be deemed to have terminated employment on the 91st day of such leave of absence. If the participant elected to make contributions to the Plan through payroll deductions, the payroll deductions for a participant who has been on an unpaid leave of absence will resume at the same rate as in effect prior to such leave upon return to work unless changed by such participant or unless the participant has been on an unpaid leave of absence either throughout an entire Offering Period or for more than ninety (90) days, in which cases the participant shall not be permitted to re-enter the Plan until a subscription agreement is filed with respect to a subsequent Offering Period which commences after such participant has returned to work from the unpaid leave of absence.

(d)    A participant’s withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Corporation.

11.    No Interest. No interest shall accrue on the payroll deductions or contributions of a participant in the Plan unless local law requires that payroll deductions or contributions be held in an interest-bearing account.

12.    Stock.

(a)    The maximum number of shares of the Corporation’s Common Stock which may be sold pursuant to options exercised under the Plan shall be 14,500,000 shares, subject to adjustment upon changes in capitalization of the Corporation as provided in Paragraph 18. The shares to be sold to participants in the Plan may be, at the election of the Corporation, either treasury shares or shares authorized but unissued. In addition, the officers of the Corporation are authorized to acquire shares of the Corporation’s Common Stock in the open market for resale under this Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Paragraph 7(a) hereof at the Option Grant Date exceeds the number of shares then

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available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Corporation shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Corporation may reduce the rate of contributions as appropriate.

(b)    The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

(c)    Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in street name in the participant’s account at the Corporation’s approved brokerage firm.

13.    Administration.

(a)    The Plan shall be administered by the Board or a Committee appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. Acts taken or approved by a majority of the Committee at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the valid acts of the Committee.

(b)    The Board or the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Board or the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. The Board or the Committee may adopt such rules, guidelines and forms as the applicable laws allow to accomplish the transfer of secondary Class 1 National Insurance Contributions (“NIC”) in the United Kingdom (“UK”) from the employer to the participants in the UK and to make such transfer of NIC liability a condition to the exercise of options in the UK.

(c)    The Board or the Committee may also adopt sub-plans applicable to particular Participating Subsidiaries, Affiliates or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Paragraph 12(a) above, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

(d)    The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible Employees are permitted to participate in the Plan.

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(e)    No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney’s fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the Committee member seeking indemnification shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

(f)    All costs and expenses incurred in administering the Plan shall be paid by the Corporation. The Board or the Committee, if any is appointed, may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

14.    Transferability. Neither funds credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant and options granted hereunder are exercisable, during the participant’s lifetime, only by the participant. Any such attempt at assignment, transfer, pledge or other disposition, shall be void and without effect, except that the Corporation may treat such act as an election to withdraw funds in accordance with Paragraph 10.

15.    Use of Funds. All funds received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such funds unless segregation of accounts is required by local law.

16.    Statements. Statements of account will be given to participating Employees promptly following each Purchase Date, which statements will set forth the amounts of payroll deductions or funds accumulated in the Employees’ account, the per share purchase price, the number of shares purchased and any excess contributions.

17.    Changes in Capitalization. In the event of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, exchange of shares or the like, the number of shares then subject to option and the number of authorized shares remaining available

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to be sold shall be increased or decreased appropriately, with such other adjustment as may be deemed necessary or equitable by the Board.

18.    Amendment. The Board of Directors may at any time amend the Plan. No such amendment may make any change in any option previously granted which adversely affects the rights of any participant without such participant’s consent. No amendment for which shareholder approval is required shall be effective unless such approval is obtained within the required time period. Whether shareholder approval is required shall be determined by the Board or the Committee and consistent with the rules of the Securities Exchange Commission, the Code or the stock exchange(s) on which the Corporation’s shares are listed, as such rules are in effect at the time the Plan amendment becomes effective.

19.    Termination. The Board of Directors of Advanced Micro Devices, Inc. may at any time terminate the Plan. No such termination will affect options previously granted. Unless sooner terminated by the Board, this Plan shall terminate February 1, 2011.

20.    Notices. All notices or other communications by a participant to the Corporation in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

21.    Government and Other Regulations. The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Corporation’s obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Corporation, be required. Any amendments requiring shareholder approval shall take effect only subject to such approval.

22.    Applicable Law. The interpretation, performance and enforcement of this Plan shall be governed by the laws of the State of California.

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APPENDIX B

ADVANCED MICRO DEVICES, INC.

2000 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of this Plan is to encourage key personnel and advisors whose long-term service is considered essential to the Company’s continued progress, to remain in the service of the Company or its Affiliates. By means of the Plan, the Company also seeks to attract new key employees and advisors whose future services are necessary for the continued improvement of operations. The Company intends future increases in the value of securities granted under this Plan to form part of the compensation for services to be rendered by such persons in the future. It is intended that this purpose will be affected through the granting of Options.

2.	DEFINITIONS

The terms defined in this Section 2 shall have the respective meanings set forth herein, unless the context otherwise requires.

(a)    “Affiliate”  The term “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profits or voting interest of thirty percent (30%) or more.

(b)    “Board”  The term “Board” shall mean the Company’s Board of Directors or its delegate as set forth in Section 3(d) below.

(c)    “Change of Control”  Unless otherwise defined in a Participant’s employment agreement, the term “Change of Control” shall be deemed to mean any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (iii) there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing (i) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of

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the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(d)    “Code”  The term “Code” shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

(e)    “Company”  The term “Company” shall mean Advanced Micro Devices, Inc., a Delaware corporation.

(f)    “Constructive Termination”  The term “Constructive Termination” shall mean a resignation by a Participant who has been elected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s employment with the Company, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

(g)    “Fair Market Value per Share”  The term “Fair Market Value per Share” shall mean as of any day (i) the closing price for Shares on the New York Stock Exchange as reported in The Wall Street Journal on the day as of which such determination is being made or, if there was no sale of Shares reported in The Wall Street Journal on such day, on the most recently preceding day on which there was such a sale, or (ii) if the Shares are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a Share on such day.

(h)    “Insider”  The term “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(i)    “Option”  The term “Option” shall mean a nonstatutory stock option granted under this Plan.

(j)    “Participant”  The term “Participant” shall mean any person who holds an Option granted under this Plan.

(k)    “Plan”  The term “Plan” shall mean this Advanced Micro Devices, Inc. 2000 Stock Incentive Plan, as amended from time to time.

(l)    “Shares”  The term “Shares” shall mean shares of Common Stock of the Company and any shares of stock or other securities received as a result of the adjustments provided for in Section 9 of this Plan.

3.	ADMINISTRATION

(a)    The Board, whose authority shall be plenary, shall administer the Plan and may delegate part or all of its administrative powers with respect to part or all of the Plan pursuant to Section 3(d).

(b)    The Board or its delegate shall have the power, subject to and within the limits of the express provisions of the Plan:

(1)    To grant Options pursuant to the Plan.

(2)    To determine from time to time which of the eligible persons shall be granted Options under the Plan, the number of Shares for which each Option shall be granted, the term of each granted Option and the time or times during the term of each Option within which all or portions of each Option may be exercised (which at the discretion of the Board or its delegate may be accelerated.)

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(3)    To prescribe the terms and provisions of each Option granted (which need not be identical) and the form of written instrument that shall constitute the Option agreement.

(4)    To take appropriate action to amend any Option hereunder, including to amend the vesting schedule of any outstanding Option, provided that no such action adverse to a Participant’s interest may be taken by the Board or its delegate without the written consent of the affected Participant.

(5)    To determine whether and under what circumstances an Option may be settled in cash or Shares.

(c)    The Board or its delegate shall also have the power, subject to and within the limits of the express provisions of this Plan:

(1)    To construe and interpret the Plan and Options granted under the Plan, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board or its delegate, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any Option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(2)    Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

(d)    The Board may, by resolution, delegate administration of the Plan (including, without limitation, the Board’s powers under Sections 3(b) and (c) above), under either or both of the following:

(1)    with respect to the participation of or granting of Options to an employee, consultant or advisor, to a committee of one or more members of the Board;

(2)    with respect to matters other than the selection for participation in the Plan, substantive decisions concerning the timing, pricing, amount or other material term of an Option, to a committee of one or more members of the Board.

(e)    The Board shall have complete discretion to determine the composition, structure, form, term and operations of any committee established to administer the Plan. If administration is delegated to a committee, unless the Board otherwise provides, the committee shall have, with respect to the administration of the Plan, all of the powers and discretion theretofore possessed by the Board and delegable to such committee, subject to any constraints which may be adopted by the Board from time to time and which are not inconsistent with the provisions of the Plan. The Board at any time may revest in the Board any of its administrative powers under the Plan.

(f)    The determinations of the Board or its delegate shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.

4.	SHARES SUBJECT TO PLAN

Subject to the provisions of Section 9 (relating to adjustments upon changes in capitalization), (i) the Shares which may be available for issuance of Options under the Plan shall not exceed in the aggregate 23,000,000 Shares of the Company’s authorized Common Stock and (ii) the Shares which may be available for issuance of Options that are issued at below Fair Market Value per Share under the Plan shall not exceed in the aggregate 2,500,000 Shares of the Company’s authorized Common Stock. In each case, the Shares of the Company’s Common Stock may be unissued Shares or reacquired Shares or Shares bought on the market for the purposes of issuance under the Plan. If any Options granted under the Plan shall for any reason be forfeited or canceled, terminate or expire, the Shares subject to such Options shall be available again for the purposes of the Plan. Shares which are delivered or withheld from the Shares otherwise due on exercise of an Option shall become available for future awards under the Plan. Shares that have actually been issued under the Plan upon exercise of an Option that

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are no longer subject to forfeiture shall not in any event be returned to the Plan and shall not become available for future awards under the Plan.

5.	ELIGIBILITY

All Options issued under the Plan shall be nonqualified stock options. Options may be granted only to full or part-time employees, officers, consultants and advisors of the Company and/or of any Affiliate; provided that such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Options awarded to Insiders may not exceed in the aggregate forty-five (45%) percent of all Shares that are available for grant under the Plan and employees of the Company who are not Insiders must receive at least fifty (50%) percent of all Shares that are available for grant under the Plan. Options that are issued to Insiders at below Fair Market Value per Share may not exceed in the aggregate forty-five percent (45%) of all Shares that are available to grant at below Fair Market Value per Share under the Plan and employees of the Company who are not Insiders must receive a least fifty percent (50%) of such Options. Any Participant may hold more than one Option at any time; provided that the maximum number of shares which are subject to Options granted to any individual shall not exceed in the aggregate three million (3,000,000) Shares over the full ten-year life of the Plan.

6.	TERMS OF STOCK OPTIONS

Each Option agreement shall be in such form and shall contain such terms and conditions as the Board, or its delegate, from time to time shall deem appropriate, subject to the following limitations:

(a)    The term of any Option shall not be greater than ten (10) years and one day from the date it was granted.

(b)    Options may be granted at an exercise price that is not less than the par value per Share of the Shares at the time an Option is granted.

(c)    Unless otherwise specified in the Option agreement, no Option shall be transferable otherwise than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

(d)    Except as otherwise provided in paragraph (e) of this Section 6 or in a Participant’s employment agreement, the rights of a Participant to exercise an Option shall be limited as follows:

(1)    DEATH OR DISABILITY:  If a Participant’s service is terminated by death or disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or disability, or for such other period as the Board may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of his death or disability, or to such extent as may otherwise be specified by the Board (which may so specify after the date of his death or disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or disability.

(2)    MISCONDUCT:  If a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company (or Affiliate), or deliberate disregard of the rules of the Company (or Affiliate), or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate), engages in any conduct which constitutes unfair competition with the Company (or Affiliate), induces any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or induces any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship, then, unless otherwise provided in a Participant’s employment agreement, neither the Participant, the Participant’s estate

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nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company (or Affiliate) for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, unless otherwise provided in a Participant’s employment agreement, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

(3)    TERMINATION FOR OTHER REASONS:  If a Participant’s service is terminated for any reason other than those mentioned above under “DEATH OR DISABILITY” or “MISCONDUCT,” the Participant, the Participant’s estate, or such other person who may then hold the Option may, within three months following such termination, or within such longer period as the Board may fix, exercise the Option to the extent such Option was exercisable by the Participant on the date of termination of his employment or service, or to the extent otherwise specified by the Board (which may so specify after the date of the termination but before expiration of the Option) provided the date of exercise is in no event after the expiration of the term of the Option.

(4)    EVENTS NOT DEEMED TERMINATIONS:  Unless otherwise provided in a Participant’s employment agreement, the service relationship shall not be considered interrupted in the case of (i) a Participant who intends to continue to provide services as a director, employee, consultant or advisor to the Company or an Affiliate; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Board, provided such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or between the Company or its Affiliates. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or an Affiliate as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(e)    Unless otherwise provided in a Participant’s employment agreement, if any Participant’s employment is terminated by the Company for any reason other than for Misconduct or, if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Participant shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Participant’s Option agreement. For purposes of this subsection (e), the term “Change of Control” shall have the meaning assigned by this Plan, unless a different meaning is defined in an individual Participant’s Option agreement or employment agreement.

(f)    Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or its delegate shall deem appropriate.

(g)    The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any such Participant’s rights under any Option previously granted.

7.	PAYMENT OF PURCHASE PRICE

(a)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board or its delegate and may consist entirely of (i) cash, (ii) certified or cashier’s check, (iii) promissory note, (iv) other Shares which (x) either have been owned by the Participant for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value per Share on the date of surrender equal to the aggregate exercise price

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of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment. Any promissory note shall be a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate sufficient to avoid imputation of income under Sections 483, 1274 or 7872 of the Code; provided that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further, that the portion of the exercise price equal to the par value, if any, of the Shares must be paid in cash;

(b)    The Company may make loans or guarantee loans made by an appropriate financial institution to individual Participants, including Insiders, on such terms as may be approved by the Board for the purpose of financing the exercise of Options granted under the Plan and the payment of any taxes that may be due by reason of such exercise.

8.	TAX WITHHOLDING

(a)    Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold federal, state or local taxes relating to the exercise of any Option, the Board may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. The Company may require the payment of such taxes before Shares are transferred to the holder of the Option.

(b)    A Participant may elect (a “Withholding Election”) to pay his minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable under such Option, or by delivering to the Company a sufficient number of previously acquired Shares, and may elect to have additional taxes paid by the delivery of previously acquired Shares, in each case in accordance with rules and procedures established by the Board. Previously owned Shares delivered in payment for such additional taxes must have been owned for at least six months prior to the delivery or must not have been acquired directly or indirectly from the Company and may be subject to such other conditions as the Board may require. The value of Shares withheld or delivered shall be the Fair Market Value per Share on the date the Option becomes taxable. All Withholding Elections are subject to the approval of the Board and must be made in compliance with rules and procedures established by the Board.

9.	ADJUSTMENTS OF AND CHANGES IN CAPITALIZATION

If there is any change in the Common Stock of the Company by reason of any stock dividend, stock split, spin-off, split up, merger, consolidation, recapitalization, reclassification, combination or exchange of Shares, or any other similar corporate event, then the Board shall make appropriate adjustments to the number of Shares theretofore appropriated or thereafter subject or which may become subject to an Option under the Plan. Outstanding Options shall also be automatically converted as to price and other terms if necessary to reflect the foregoing events. No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this Section 9. In case of any such adjustment, the Shares subject to the Option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each holder of any Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

10.	PRIVILEGES OF STOCK OWNERSHIP

No Participant will have any rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

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11.	EXCHANGE AND BUYOUT OF AWARDS

The Board or its delegate may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options to optionees who are not Insiders. The Board or its delegate may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Board or its delegate and the Participant may agree.

12.	EFFECTIVE DATE OF THE PLAN

This Plan will become effective when adopted by the Board (the “Effective Date”).

13.	AMENDMENT OF THE PLAN

(a)    The Board at any time, and from time to time, may amend the Plan.

(b)    Rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

14.	REGISTRATION, LISTING, QUALIFICATION, APPROVAL OF STOCK

An award under this Plan will not be effective unless such award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15.	NO RIGHT TO EMPLOYMENT

Nothing in this Plan or in any Option shall be deemed to confer on any employee any right to continue in the employ of the Company or any Affiliate or to limit the rights of the Company or its Affiliates, which are hereby expressly reserved, to discharge an employee at any time, with or without cause, or to adjust the compensation of any employee.

16.	MISCELLANEOUS

The use of any masculine pronoun or similar term is intended to be without legal significance as to gender.

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APPENDIX C

ADVANCED MICRO DEVICES, INC.

1998 STOCK INCENTIVE PLAN

1.    PURPOSE

The purpose of this Plan is to encourage key personnel and advisors whose long-term service is considered essential to the Company’s continued progress, to remain in the service of the Company or its Affiliates. By means of the Plan, the Company also seeks to attract new key employees and advisors whose future services are necessary for the continued improvement of operations. The Company intends future increases in the value of securities granted under this Plan to form part of the compensation for services to be rendered by such persons in the future. It is intended that this purpose will be effected through the granting of Options and Restricted Stock.

2     DEFINITIONS

The terms defined in this Section 2 shall have the respective meanings set forth herein, unless the context otherwise requires.

(a)    “Affiliate” The term “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profits or voting interest of thirty percent (30%) or more.

(b)    “Board” The term “Board” shall mean the Company’s Board of Directors or its delegate as set forth in Section 3(d) below.

(c)    “Change of Control” Unless otherwise defined in a Participant’s employment agreement, the term “Change of Control” shall be deemed to mean any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (iii) there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such

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merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing (i) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(d)    “Code” The term “Code” shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

(e)    “Company” The term “Company” shall mean Advanced Micro Devices, Inc., a Delaware corporation.

(f)    “Constructive Termination” The term “Constructive Termination” shall mean a resignation by a Participant who has been elected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s employment with the Company, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

(g)    “Fair Market Value per Share” The term “Fair Market Value per Share” shall mean as of any day (i) the closing price for Shares on the New York Stock Exchange as reported in The Wall Street Journal on the day as of which such determination is being made or, if there was no sale of Shares reported in The Wall Street Journal on such day, on the most recently preceding day on which there was such a sale, or (ii) if the Shares are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a Share on such day.

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(h)    “Insider” The term “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(i)    “Option” The term “Option” shall mean a nonstatutory stock option granted under this Plan.

(j)    “Participant” The term “Participant” shall mean any person who holds an Option or Restricted Stock Award granted under this Plan.

(k)    “Plan” The term “Plan” shall mean this Advanced Micro Devices, Inc. 1998 Stock Incentive Plan, as amended from time to time.

(l)    “Restricted Stock” or “Restricted Stock Award” The term “Restricted Stock” or “Restricted Stock Award” shall mean an award of restricted Shares of Common Stock granted under the Plan.

(m)    “Shares” The term “Shares” shall mean shares of Common Stock of the Company and any shares of stock or other securities received as a result of the adjustments provided for in Section 9 of this Plan.

3.    ADMINISTRATION

(a)    The Board, whose authority shall be plenary, shall administer the Plan and may delegate part or all of its administrative powers with respect to part or all of the Plan pursuant to Section 3(d).

(b)    The Board or its delegate shall have the power, subject to and within the limits of the express provisions of the Plan:

(1)    To grant Options or Restricted Stock pursuant to the Plan.

(2)    To determine from time to time which of the eligible persons shall be granted Options or Restricted Stock under the Plan, the number of Shares for which each Option or Restricted Stock Award shall be granted, the term of each granted Option and the time or times during the term of each Option within which all or portions of each Option may be exercised (which at the discretion of the Board or its delegate may be accelerated.)

(3)    To prescribe the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical) and the form of written instrument that shall constitute the Option or Restricted Stock Award agreement.

(4)    To take appropriate action to amend any Option or Restricted Stock Award hereunder, including to amend the vesting schedule of any outstanding Option or Restricted Stock Award, provided that no such action adverse to a Participant’s interest may be taken by the Board or its delegate without the written consent of the affected Participant.

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(5)    To determine whether and under what circumstances an Option or Restricted Stock Award may be settled in cash or Shares.

(c)    The Board or its delegate shall also have the power, subject to and within the limits of the express provisions of this Plan:

(1)    To construe and interpret the Plan and Options or Restricted Stock Awards granted under the Plan, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board or its delegate, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any Option or Restricted Stock Award agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(2)    Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

(d)    The Board may, by resolution, delegate administration of the Plan (including, without limitation, the Board’s powers under Sections 3(b) and (c) above), under either or both of the following:

(1)    with respect to the participation of or granting of Options or Restricted Stock Awards to an employee, consultant or advisor, to a committee of one or more members of the Board;

(2)    with respect to matters other than the selection for participation in the Plan, substantive decisions concerning the timing, pricing, amount or other material term of an Option or Restricted Stock Award, to a committee of one or more members of the Board.

(e)    The Board shall have complete discretion to determine the composition, structure, form, term and operations of any committee established to administer the Plan. If administration is delegated to a committee, unless the Board otherwise provides, the committee shall have, with respect to the administration of the Plan, all of the powers and discretion theretofore possessed by the Board and delegable to such committee, subject to any constraints which may be adopted by the Board from time to time and which are not inconsistent with the provisions of the Plan. The Board at any time may revest in the Board any of its administrative powers under the Plan.

(f)    The determinations of the Board or its delegate shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.

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4.    SHARES SUBJECT TO PLAN

Subject to the provisions of Section 10 (relating to adjustments upon changes in capitalization), (i) the Shares which may be available for issuance of Options under the Plan shall not exceed in the aggregate 7,400,000 Shares of the Company’s authorized Common Stock and (ii) the Shares which may be available for issuance of Restricted Stock Awards under the Plan shall not exceed in the aggregate 2,000,000 Shares of the Company’s authorized Common Stock. In each case, the Shares of the Company’s Common Stock may be unissued Shares or reacquired Shares or Shares bought on the market for the purposes of issuance under the Plan. If any Options or Restricted Stock Awards granted under the Plan shall for any reason be forfeited or canceled, terminate or expire, the Shares subject to such Options or Restricted Stock Awards shall be available again for the purposes of the Plan. Shares which are delivered or withheld from the Shares otherwise due on exercise of an Option shall become available for future awards under the Plan. Shares that have actually been issued under the Plan upon exercise of an Option and Shares of Restricted Stock that are no longer subject to forfeiture shall not in any event be returned to the Plan and shall not become available for future awards under the Plan.

5.    ELIGIBILITY

All Options issued under the Plan shall be nonqualified stock options. Options may be granted only to full or part-time employees, officers, consultants and advisors of the Company and/or of any Affiliate; provided that such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Restricted Stock Awards may be granted only to full or part-time employees of the Company. Options awarded to Insiders may not exceed in the aggregate forty-five (45%) percent of all Shares that are available for grant under the Plan and employees of the Company who are not Insiders must receive at least fifty (50%) percent of all Shares that are available for grant under the Plan. No Insider shall be eligible to receive a Restricted Stock Award. Any Participant may hold more than one Option or Restricted Stock Award at any time; provided that the maximum number of shares which are subject to Options or Restricted Stock Awards granted to any individual shall not exceed in the aggregate four million (4,000,000) Shares over the full ten-year life of the Plan.

6.    TERMS OF STOCK OPTIONS

Each Option agreement shall be in such form and shall contain such terms and conditions as the Board, or its delegate, from time to time shall deem appropriate, subject to the following limitations:

(a)    The term of any Option shall not be greater than ten (10) years and one day from the date it was granted.

(b)    Options may be granted at an exercise price that is not less than the Fair Market Value per Share of the Shares at the time an Option is granted.

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(c)    Unless otherwise specified in the Option agreement, no Option shall be transferable otherwise than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

(d)    Except as otherwise provided in paragraph (e) of this Section 6 or in a Participant’s employment agreement, the rights of a Participant to exercise an Option shall be limited as follows:

(1)    DEATH OR DISABILITY: If a Participant’s service is terminated by death or disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or disability, or for such other period as the Board may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of his death or disability, or to such extent as may otherwise be specified by the Board (which may so specify after the date of his death or disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or disability.

(2)    MISCONDUCT: If a Participant is determined by the Board to have committed on act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company (or Affiliate), or deliberate disregard of the rules of the Company (or Affiliate), or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate), engages in any conduct which constitutes unfair competition with the Company (or Affiliate), induces any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or induces any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship, then, unless otherwise provided in a Participant’s employment agreement, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company (or Affiliate) for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, unless otherwise provided in a Participant’s employment agreement, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

(3)    TERMINATION FOR OTHER REASONS: If a Participant’s service is terminated for any reason other than those mentioned above under “DEATH OR DISABILITY” or “MISCONDUCT,” the Participant, the Participant’s estate, or such other person who may then hold the Option may, within three months following such

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termination, or within such longer period as the Board may fix, exercise the Option to the extent such Option was exercisable by the Participant on the date of termination of his employment or service, or to the extent otherwise specified by the Board (which may so specify after the date of the termination but before expiration of the Option) provided the date of exercise is in no event after the expiration of the term of the Option.

(4)    EVENTS NOT DEEMED TERMINATIONS: Unless otherwise provided in a Participant’s employment agreement, the service relationship shall not be considered interrupted in the case of (i) a Participant who intends to continue to provide services as a director, employee, consultant or advisor to the Company or an Affiliate; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Board, provided such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or between the Company or its Affiliates. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or an Affiliate as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(e)    Unless otherwise provided in a Participant’s employment agreement, if any Participant’s employment is terminated by the Company for any reason other than for Misconduct or, if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Participant shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Participant’s Option agreement. For purposes of this subsection (e), the term “Change of Control” shall have the meaning assigned by this Plan, unless a different meaning is defined in an individual Participant’s Option agreement or employment agreement.

(f)    Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or its delegate shall deem appropriate.

(g)    The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any such Participant’s rights under any Option previously granted.

7.    RESTRICTED STOCK

A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board or its delegate will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

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(a)    All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by a Restricted Stock Award that will be in such form and contain such terms and conditions (which need not be the same for each Participant) as the Board or its delegate will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s delivery of full payment for the Shares to the Company upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Restricted Stock agreement.

(b)    The purchase price of Shares sold pursuant to a Restricted Stock Award will be determined by the Board or its delegate on the date the Restricted Stock Award is granted. Payment of the purchase price may be made in accordance with Section 8 of this Plan.

(c)    Restricted Stock Awards shall be subject to such restrictions as the Board or its delegate may impose (the “Restrictions”). The Restrictions may be based upon completion of a specified period of service with the Company (or Affiliate) or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Award agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Board or its delegate shall: (i) determine the nature, length and starting date of any vesting or performance period (the “Restriction Period”) for the Restricted Stock Award and (ii) select from among the performance factors to be used to measure performance goals, if any. Prior to the payment of any Restricted Stock Award, the Board or its delegate shall determine the extent to which such Restricted Stock Award has been earned.

(d)    If a Participant terminates service with the Company (or any Affiliate) during a performance period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of the Participant’s termination of service with the Company (or any Affiliate) in accordance with the Restricted Stock Award agreement, unless the Board or its delegate determines otherwise.

(e)    During the Restriction Period, the Participant will not be permitted to sell, pledge (other than to the Company), assign or otherwise transfer Restricted Stock awarded under this Plan. Notwithstanding the foregoing, the Board or its delegate may adopt rules which would permit a gift by a participant of Restricted Stock to a spouse, lineal descendant or legal dependent or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant; provided that any restrictions on further transfer and any requirement of continued service shall continue to apply to the Restricted Stock in the hands of the donee.

(f)    All certificates for shares of Restricted Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or its delegate may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange on which the Shares are then listed, and any applicable federal or state securities law. The Board or its delegate may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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(g)    The Board or its delegate may adopt rules which provide that the stock certificates evidencing shares of Restricted Stock may be held in custody by a third party fiduciary, or that the Company may itself hold such shares in custody until the restrictions thereon shall have lapsed and may require, as a condition of any award, that the participant shall have delivered a stock power endorsed in blank relating to the stock covered by such award.

(h)    If a Participant is determined by the Board to have committed on act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company (or Affiliate), or deliberate disregard of the rules of the Company (or Affiliate), or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate), engages in any conduct which constitutes unfair competition with the Company (or Affiliate), induces any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or induces any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship, then, unless otherwise provided in a Participant’s employment agreement, either the Participant, the Participant’s estate or such other person who may then hold the Restricted Stock shall forfeit the Restricted Stock, whether or not after termination of service the Participant may receive payment from the Company (or Affiliate) for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, unless otherwise provided in a Participant’s employment agreement, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

(i)    Unless otherwise provided in a Participant’s employment agreement, if any Participant’s employment is terminated by the Company for any reason other than for misconduct pursuant to Section 7(h) or, if applicable, by Constructive Termination as defined in Section 2(f), within one year after a Change of Control has occurred, then all Restricted Stock held by such Participant shall become fully vested for exercise upon the date of termination, irrespective of any other vesting provisions of the Restricted Stock Award. For purposes of this subsection (i), the term “Change of Control” shall have the meaning assigned by Section 2(c) of this Plan, unless a different meaning is defined in an individual Participant’s Option agreement or employment agreement.

8.    PAYMENT OF PURCHASE PRICE

(a)    The consideration to be paid for the Shares to be issued upon exercise of an Option or the grant of Restricted Stock, including the method of payment, shall be determined by the Board or its delegate and may consist entirely of (i) cash, (ii) certified or cashier’s check, (iii) promissory note, (iv) other Shares which (x) either have been owned by the Participant for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised or the aggregate purchase price of the Restricted Stock, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (vi) any combination of the

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foregoing methods of payment. Any promissory note shall be a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate sufficient to avoid imputation of income under Sections 483, 1274 or 7872 of the Code; provided that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further, that the portion of the exercise price equal to the par value, if any, of the Shares must be paid in cash;

(b)    The Company may make loans or guarantee loans made by an appropriate financial institution to individual Participants, including Insiders, on such terms as may be approved by the Board for the purpose of financing the exercise of Options or the purchase of Restricted Stock granted under the Plan and the payment of any taxes that may be due by reason of such exercise.

9.    TAX WITHHOLDING

(a)    Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold federal, state or local taxes relating to the exercise of any Option or the purchase or vesting of Restricted Stock, the Board may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. The Company may require the payment of such taxes before Shares are transferred to the holder of the Option or Restricted Stock Award.

(b)    A Participant may elect (a “Withholding Election”) to pay his minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable under such Option or Restricted Stock Award, or by delivering to the Company a sufficient number of previously acquired Shares, and may elect to have additional taxes paid by the delivery of previously acquired Shares, in each case in accordance with rules and procedures established by the Board. Previously owned Shares delivered in payment for such additional taxes must have been owned for at least six months prior to the delivery or must not have been acquired directly or indirectly from the Company and may be subject to such other conditions as the Board may require. The value of Shares withheld or delivered shall be the Fair Market Value per Share on the date the Option or Restricted Stock becomes taxable. All Withholding Elections are subject to the approval of the Board and must be made in compliance with rules and procedures established by the Board.

10.    ADJUSTMENTS OF AND CHANGES IN CAPITALIZATION

If there is any change in the Common Stock of the Company by reason of any stock dividend, stock split, spin-off, split up, merger, consolidation, recapitalization, reclassification, combination or exchange of Shares, or any other similar corporate event, then the Board shall make appropriate adjustments to the number of Shares theretofore appropriated or thereafter subject or which may become subject to an Option or Restricted Stock Award under the Plan. Outstanding Options and Restricted Stock Awards shall also be automatically converted as to price and other terms if necessary to reflect the foregoing events. No right to purchase fractional Shares shall result from any adjustment in Options and Restricted Stock Awards pursuant to this Section 10. In case of any such adjustment, the Shares subject to the Option and Restricted

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Stock Award shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each holder of any Option and Restricted Stock Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

11.    PRIVILEGES OF STOCK OWNERSHIP

No Participant will have any rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares, including Restricted Stock, are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

12.    EXCHANGE AND BUYOUT OF AWARDS

The Board or its delegate may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options or Restricted Stock Awards in exchange for the surrender and cancellation of any or all outstanding Options or Restricted Stock Awards to optionees who are not Insiders. The Board or its delegate may at any time buy from a Participant an Option or Restricted Stock Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Board or its delegate and the Participant may agree.

13.    EFFECTIVE DATE OF THE PLAN

This Plan will become effective when adopted by the Board (the “Effective Date”).

14.    AMENDMENT OF THE PLAN

(a)    The Board at any time, and from time to time, may amend the Plan.

(b)    Rights and obligations under any Option or Restricted Stock Award granted before any amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person who holds the Option or Restricted Stock Award, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

15.    REGISTRATION, LISTING, QUALIFICATION, APPROVAL OF STOCK AND OPTIONS AND RESTRICTED STOCK

An award under this Plan will not be effective unless such award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company

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determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.    NO RIGHT TO EMPLOYMENT

Nothing in this Plan or in any Option or Restricted Stock Award shall be deemed to confer on any employee any right to continue in the employ of the Company or any Affiliate or to limit the rights of the Company or its Affiliates, which are hereby expressly reserved, to discharge an employee at any time, with or without cause, or to adjust the compensation of any employee.

17.    MISCELLANEOUS

The use of any masculine pronoun or similar term is intended to be without legal significance as to gender.

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APPENDIX D

ADVANCED MICRO DEVICES, INC.

1996 STOCK INCENTIVE PLAN

1.    PURPOSE

The purpose of this Plan is to encourage key personnel, Outside Directors and advisors whose long-term service is considered essential to the Company’s continued progress, to remain in the service of the Company or its Affiliates. By means of the Plan, the Company also seeks to attract new key employees, Outside Directors and advisors whose future services are necessary for the continued improvement of operations. The Company intends future increases in the value of securities granted under this Plan to form part of the compensation for services to be rendered by such persons in the future. It is intended that this purpose will be effected through the granting of Options.

2.    DEFINITIONS

The terms defined in this Section 2 shall have the respective meanings set forth herein, unless the context otherwise requires.

(a)    “Affiliate” The term “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profits or voting interest of thirty percent (30%) or more.

(b)    “Board” The term “Board” shall mean the Company’s Board of Directors or its delegate as set forth in Sections 3(d) and 3(e) below.

(c)    “Change of Control” Unless otherwise defined in a Participant’s employment agreement, the term “Change of Control” shall be deemed to mean any of the following events: (i) any “person” (as such term is used in Sections13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (iii) there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or

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consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing (i) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(d)    “Code” The term “Code” shall mean the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time.

(e)    “Company” The term “Company” shall mean Advanced Micro Devices, Inc., a Delaware corporation.

(f)    “Constructive Termination” The term “Constructive Termination” shall mean a resignation by a Participant who has been elected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s employment with the Company, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

(g)    “Disinterested Director” The term “Disinterested Director” shall mean a member of the Board who has not, during the one year prior to service as an administrator of the Plan, or during such service, been granted or awarded equity securities of the Company pursuant to this Plan (except for automatic grants of options to Outside Directors pursuant to Section 8 hereof) or any other plan of the Company or any of its Affiliates.

(h)    “Fair Market Value per Share” The term “Fair Market Value per Share” shall mean as of any day (i) the closing price for Shares on the New York Stock Exchange as reported

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on the composite tape on the day as of which such determination is being made or, if there was no sale of Shares reported on the composite tape on such day, on the most recently preceding day on which there was such a sale, or (ii) if the Shares are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a Share on such day.

(i)    “Insider” The term “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(j)    “ISO” The term “ISO” shall mean a stock option described in Section 422(b) of the Code.

(k)    “NSO” The term “NSO” shall mean a nonstatutory stock option not described in Section 422(b) of the Code.

(l)    “Option” The term “Option” shall mean (except as herein otherwise provided) a stock option granted under this Plan.

(m)    “Outside Director” The term “Outside Director” shall mean a member of the Board of Directors of the Company who is not also an employee of the Company or an Affiliate.

(n)    “Participant” The term “Participant” shall mean any person who holds an Option or Restricted Stock Award granted under this Plan.

(o)    “Plan” The term “Plan” shall mean this Advanced Micro Devices, Inc. 1996 Stock Incentive Plan, as amended from time to time.

(p)    “Shares” The term “Shares” shall mean shares of Common Stock of the Company and any shares of stock or other securities received as a result of the adjustments provided for in Section 11 of this Plan.

3.    ADMINISTRATION

(a)    The Board, whose authority shall be plenary, shall administer the Plan and may delegate part or all of its administrative powers with respect to part or all of the Plan pursuant to Section 3(d); provided, however, that the Board shall delegate administration of the Plan to the extent required by Section 3(e).

(b)    Except for automatic grants of Options to Outside Directors pursuant to Section 8 hereof, the Board or its delegate shall have the power, subject to and within the limits of the express provisions of the Plan:

(1)    To grant Options pursuant to the Plan.

(2)    To determine from time to time which of the eligible persons shall be granted Options under the Plan, the number of Shares for which each Option shall be granted, the term of each granted Option and the time or times during the term of each

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Option within which all or portions of each Option may be exercised (which at the discretion of the Board of its delegate may be accelerated.)

(3)    To prescribe the terms and provisions of each Option granted (which need not be identical) and the form of written instrument that shall constitute the Option agreement.

(4)    To take appropriate action to amend any Option hereunder, including to amend the vesting schedule of any outstanding Option, or to cause any Option granted hereunder to cease to be an ISO, provided that no such action adverse to a Participant’s interest may be taken by the Board or its delegate without the written consent of the affected Participant.

(5)    To determine whether and under what circumstances an Option may be settled in cash or Shares.

(c)    The Board or its delegate shall also have the power, subject to and within the limits of the express provisions of this Plan:

(1)    To construe and interpret the Plan and Options granted under the Plan, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board or its delegate, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any Option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(2)    Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

(d)    The Board may, by resolution, delegate administration of the Plan (including, without limitation, the Board’s powers under Sections 3(b) and (c) above), under either or both of the following:

(1)    with respect to the participation of or granting of Options to an employee, consultant or advisor who is not an Insider, to a committee of one or more members of the Board, whether or not such members of the Board are Disinterested Directors;

(2)    with respect to matters other than the selection for participation in the Plan, substantive decisions concerning the timing, pricing, amount or other material term of an Option, to a committee of one or more members of the Board, whether or not such members of the Board are Disinterested Directors, or to one or more Insiders.

(e)    Unless each member of the Board is a Disinterested Director, the Board shall, by resolution, delegate administration of the Plan with respect to the participation in the Plan of employees who are Insiders, including its powers to select such employees for participation in the Plan, to make substantive decisions concerning the timing, pricing, amount or any other material term of an Option, to a committee of two or more Disinterested Directors who are also

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“outside directors” within the meaning of Section 162(m) of the Code. Any committee to which administration of the Plan is so delegated pursuant to this Section 3(e) may also administer the Plan with respect to an employee described in Section 3(d)(1) above.

(f)    Except as required by Section 3(e) above, the Board shall have complete discretion to determine the composition, structure, form, term and operations of any committee established to administer the Plan. If administration is delegated to a committee, unless the Board otherwise provides, the committee shall have, with respect to the administration of the Plan, all of the powers and discretion theretofore possessed by the Board and delegable to such committee, subject to any constraints which may be adopted by the Board from time to time and which are not inconsistent with the provisions of the Plan. The Board at any time may revest in the Board any of its administrative powers under the Plan, except under circumstances where a committee is required to administer the Plan under Section 3(e) above.

(g)    The determinations of the Board or its delegate shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.

4.    SHARES SUBJECT TO PLAN

Subject to the provisions of Section 11 (relating to adjustments upon changes in capitalization), the Shares which may be available for issuance under the Plan shall not exceed in the aggregate 42,900,000 Shares of the Company’s authorized Common Stock and may be unissued Shares or reacquired Shares or Shares bought on the market for the purposes of issuance under the Plan. If any Options granted under the Plan shall for any reason be forfeited or canceled, terminate or expire, the Shares subject to such Options shall be available again for the purposes of the Plan. Shares which are delivered or withheld from the Shares otherwise due on exercise of an Option shall become available for future awards under the Plan. Shares that have actually been issued under the Plan, upon exercise of an Option shall not in any event be returned to the Plan and shall not become available for future awards under the Plan.

5. ELIGIBILITY

Options may be granted only to full or part-time employees, officers, directors, consultants and advisors of the Company and/or of any Affiliate; provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Outside Directors shall not be eligible for the benefits of the Plan, except as provided in Section 8 hereof. Any Participant may hold more than one Option at any time; provided, however, that no Participant will be eligible to receive more than 2,000,000 Shares in any calendar year under the Plan pursuant to the grant of Options hereunder, other than new employees of the Company or an Affiliate of the Company (including new employees who are also officers and directors of the Company or an Affiliate of the Company), who are eligible to receive up to a maximum of 3,000,000 Shares in the calendar year in which they commence their employment.

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6.    STOCK OPTIONS — GENERAL PROVISIONS

(a)    Except for automatic grants of Options to Outside Directors under Section 8 hereof, each Option granted pursuant to the Plan may, at the discretion of the Board, be granted either as an ISO or as an NSO. No Option may be granted alternatively as an ISO and as an NSO.

(b)    To the extent that the aggregate exercise price for ISOs which are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plans of the Company or its subsidiaries or parent (as such terms are defined in Section 424 of the Code) exceeds $100,000, such Options shall be treated as NSOs.

(c)    No ISO may be granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of the Company or any of its subsidiaries or parent (as such terms are defined in Section 424 of the Code) unless the exercise price is at least 110% of the Fair Market Value per Share of the stock subject to the Option and the term of the Option does not exceed five (5) years from the date such ISO is granted.

(d)    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify an ISO under Section 422 of the Code.

7.    TERMS OF OPTION AGREEMENT

Except as otherwise required by the terms of Section 8 hereof, each Option agreement shall be in such form and shall contain such terms and conditions as the Board from time to time shall deem appropriate, subject to the following limitations:

(a)    The term of any NSO shall not be greater than ten (10) years and one day from the date it was granted. The term of any ISO shall not be greater than ten (10) years from the date it was granted.

(b)    The exercise price of each ISO shall be not less than the Fair Market Value per Share of the stock subject to the Option on the date the Option is granted. NSOs may be granted at an exercise price that is not less than Fair Market Value per Share of the Shares at the time an NSO is granted.

(c)    Unless otherwise specified in the Option agreement, no Option shall be transferable otherwise than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as otherwise permitted by regulations and interpretations under Section 16 of the Exchange Act.

(d)    Except as otherwise provided in paragraph (e) of this Section 7 or in a Participant’s employment agreement, the rights of a Participant (other than an Outside Director) to exercise an Option shall be limited as follows:

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(1)    DEATH OR DISABILITY:    If a Participant’s service is terminated by death or disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or disability, or for such other period as the Board may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of his death or disability, or to such extent as may otherwise be specified by the Board (which may so specify after the date of his death or disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or disability.

(2)    MISCONDUCT:    If a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company (or Affiliate), or deliberate disregard of the rules of the Company (or Affiliate), or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate), engages in any conduct which constitutes unfair competition with the Company (or Affiliate), induces any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or induces any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship, then, unless otherwise provided in a Participant’s employment agreement, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company (or Affiliate) for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, unless otherwise provided in a Participant’s employment agreement, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

(3)    TERMINATION FOR OTHER REASONS:    If a Participant’s service is terminated for any reason other than those mentioned above under “DEATH OR DISABILITY” or “MISCONDUCT,” the Participant, the Participant’s estate, or such other person who may then hold the Option may, within three months following such termination, or within such longer period as the Board may fix, exercise the Option to the extent such Option was exercisable by the Participant on the date of termination of his employment or service, or to the extent otherwise specified by the Board (which may so specify after the date of the termination but before expiration of the Option) provided the date of exercise is in no event after the expiration of the term of the Option.

(4)    EVENTS NOT DEEMED TERMINATIONS:    Unless otherwise provided in a Participant’s employment agreement, the service relationship shall not be considered interrupted in the case of (i) a Participant who intends to continue to provide services as a

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director, employee, consultant or advisor to the Company or an Affiliate; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Board, provided such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or between the Company or its Affiliates. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or an Affiliate as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(e)    Unless otherwise provided in a Participant’s employment agreement, if any Participant’s employment is terminated by the Company for any reason other than for Misconduct or, if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Participant shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Participant’s Option agreement. For purposes of this subsection (e), the term “Change of Control” shall have the meaning assigned by this Plan, unless a different meaning is defined in an individual Participant’s Option agreement or employment agreement.

(f)    Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or its delegate shall deem appropriate.

(g)    The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore; provided that any such action may not, without the written consent of a Participant, impair any such Participant’s rights under any Option previously granted.

8.    AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

(a)    Each Outside Director shall be granted an Option to purchase 12,500 Shares under the Plan (the “First Option”) on April 30, July 31, October 31 and December 15 or the first business day following such date, in the year that such Outside Director is first elected or appointed as a member of the Board; provided that an Outside Director who has previously been elected as a member of the Board on the Effective Date set forth in Section 14 below shall not be granted a First Option under the Plan. Thereafter, on April 30, July 31, October 31 and December 15 or the first business day following such date, each Outside Director reported as being elected at the annual meeting of the Company’s stockholders shall be granted an additional Option to purchase 6,250 Shares under the Plan (the “Annual Option”). Further, subject to the right of any Outside Director who has not previously been elected as a member of the Board to receive a First Option, if there are insufficient Shares available under the Plan for each Outside Director who is eligible to receive an Annual Option (as adjusted) in any year, the number of Shares subject to each Annual Option in such year shall equal the total number of available Shares then remaining under the Plan divided by the number of Outside Directors who are eligible to receive an Annual Option on such date, as rounded down to avoid fractional Shares.

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All Options granted to Outside Directors shall be subject to the following terms and conditions of this Section 8.

(b)    All Options granted to Outside Directors pursuant to the Plan shall be NSOs.

(c)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, may consist entirely of (i) cash, (ii) certified or cashier’s check, (iii) other Shares which (x) either have been owned by the Participant for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

(d)    Each Option granted to an Outside Director shall be for a term of ten years plus one day. Each First Option shall vest and become exercisable according to the following schedule: one-third on April 30 of the calendar year following the date of grant; the remaining two-thirds vest in monthly increments thereafter, through April 30 of the third calendar year following the date of grant. Each Annual Option shall vest and become exercisable according to the following schedule: one-third on April 30 of the calendar year following the date of grant; the remaining two-thirds vest in monthly increments thereafter, through April 30 of the third calendar year following the date of grant. Any Shares acquired by an Outside Director upon exercise of an Option shall not be freely transferable until six months after the date stockholder approval referred to in Section 14 hereof is obtained.

(e)    If an Outside Director’s tenure on the Board is terminated for any reason, then the Outside Director or the Outside Director’s estate, as the case may be, shall have the right for a period of twenty-four months following the date such tenure is terminated to exercise the Option to the extent the Outside Director was entitled to exercise such Option on the date the Outside Director’s tenure terminated; provided the actual date of exercise is in no event after the expiration of the term of the Option. An Outside Director’s “estate” shall mean the Outside Director’s legal representative or any person who acquires the right to exercise an Option by reason of the Outside Director’s death or disability.

(f)    Upon a Change of Control, all Options held by an Outside Director shall become fully vested and exercisable upon such Change of Control, irrespective of any other provisions of the Outside Director’s Option agreement.

(g)    The automatic grants to Outside Directors pursuant to this Section 8 shall not be subject to the discretion of any person. The other provisions of this Plan shall apply to the Options granted automatically pursuant to this Section 8, except to the extent such other provisions are inconsistent with this Section 8.

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9.    PAYMENTS AND LOANS UPON EXERCISE OF OPTIONS

With respect to Options other than Options granted to Outside Directors pursuant to Section 8, the following provisions shall apply:

(a)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board or its delegate (and, in the case of an ISO, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) certified or cashier’s check, (iii) promissory note, (iv) other Shares which (x) either have been owned by the Participant for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment. Any promissory note shall be a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate sufficient to avoid imputation of income under Sections 483, 1274 or 7872 of the Code; provided that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further, that the portion of the exercise price equal to the par value, if any, of the Shares must be paid in cash;

(b)    The Company may make loans or guarantee loans made by an appropriate financial institution to individual Participants, including Insiders, on such terms as may be approved by the Board for the purpose of financing the exercise of Options granted under the Plan and the payment of any taxes that may be due by reason of such exercise.

10.    TAX WITHHOLDING

(a)    Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold federal, state or local taxes relating to the exercise of any Option, the Board may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Option, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Option.

(b)    With respect to the exercise of an Option, a Participant may elect (a “Withholding Election”) to pay his minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Option, or by delivering to the Company a sufficient number of previously acquired Shares, and may elect to have additional taxes paid by the delivery of previously acquired Shares, in each case in accordance with rules and procedures established by the Board. Previously owned Shares delivered in payment for such additional taxes must have been owned for at least six months prior to the delivery or must not have been acquired directly or indirectly from the Company and may be subject to such other conditions as the Board may require. The value of Shares withheld or delivered shall be the Fair Market Value per Share on the date the Option becomes taxable.

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All Withholding Elections are subject to the approval of the Board must be made in compliance with rules and procedures established by the Board.

11.    ADJUSTMENTS OF AND CHANGES IN CAPITALIZATION

If there is any change in the Common Stock of the Company by reason of any stock dividend, stock split, spin-off, split up, merger, consolidation, recapitalization, reclassification, combination or exchange of Shares, or any other similar corporate event, then the Board shall make appropriate adjustments to the number of Shares theretofore appropriated or thereafter subject or which may become subject to an Option under the Plan. In addition, the Board will make appropriate adjustment to the Share limitations set forth in Section 5 above. Outstanding Options shall also be automatically converted as to price and other terms if necessary to reflect the foregoing events. No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this Section 11. In case of any such adjustment, the Shares subject to the Option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each holder of any Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

12.    PRIVILEGES OF STOCK OWNERSHIP

No Participant will have any rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

13.    EXCHANGE AND BUYOUT OF AWARDS; RULE 16b-3

The Board or its delegate may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options, except as otherwise provided in Section 7(i) with respect to Insiders. The Board or its delegate may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Board or its delegate and the Participant may agree. Grants of Options to Insiders are intended to comply with the applicable provisions of Rule 16b-3 and such Options shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written agreement relating to such Options in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

14.    EFFECTIVE DATE OF THE PLAN

This Plan will become effective when adopted by the Board (the “Effective Date”). This Plan must be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board or its delegate may grant Options pursuant to this Plan; provided that no Option may be

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exercised prior to the initial stockholder approval of this Plan. In the event that stockholder approval is not obtained within the time period provided herein, all Options granted hereunder will be canceled. So long as Insiders are Participants, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

15.    AMENDMENT OF THE PLAN

(a)    The Board at any time, and from time to time, may amend the Plan; provided that, except as provided in Section 11 (relating to adjustments upon changes in capitalization), no amendment for which stockholder approval is required shall be effective unless such approval is obtained within the required time period. Whether stockholder approval is required shall be determined by the Board.

(b)    It is expressly contemplated that the Board may, without seeking approval of the Company’s stockholders, amend the Plan in any respect necessary to provide the Company’s employees with the maximum benefits provided or to be provided under Section 422 of the Code or Section 16 of the Exchange Act and the regulations promulgated thereunder and/or to bring the Plan or Options granted under it into compliance therewith.

(c)    Rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board or its delegate deems appropriate.

(d)    To the extent required by Rule 16b-3, the Board may not amend the provisions of Section 8 hereof more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

16.    REGISTRATION, LISTING, QUALIFICATION, APPROVAL OF STOCK AND OPTIONS

An award under this Plan will not be effective unless such award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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17.    NO RIGHT TO EMPLOYMENT

Nothing in this Plan or in any Option shall be deemed to confer on any employee any right to continue in the employ of the Company or any Affiliate or to limit the rights of the Company or its Affiliates, which are hereby expressly reserved, to discharge an employee at any time, with or without cause, or to adjust the compensation of any employee.

18.    MISCELLANEOUS

The use of any masculine pronoun or similar term is intended to be without legal significance as to gender.

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APPENDIX E

EXHIBIT 10.36

1995 STOCK PLAN OF NEXGEN, INC.

(As Amended April 29, 1998)

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		Page

SECTION 10.	SECURITIES LAWS	17

SECTION 11.	NO RETENTION RIGHTS	18

SECTION 12.	DURATION AND AMENDMENTS	18

(a)	Term of the Plan	18

(b)	Right to Amend or Terminate the Plan	18

(c)	Effect of Amendment or Termination	18

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1995 STOCK PLAN OF NEXGEN, INC.

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The Plan was originally adopted by the Board of Directors of NexGen, Inc. (The “NexGen Board”) on March 12, 1995, and thereafter amended by the NexGen Board on May 10, 1995 and December 8, 1995. Effective upon the merger of NexGen, Inc. with and into Advanced Micro Devices, Inc. (“AMD”) on January 17, 1996, AMD assumed the Plan as the successor to NexGen. The AMD Board of Directors amended the Plan on February 7, 1996 and April 25, 1996. The purpose of the Plan is to offer selected employees, consultants and promotional representatives an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company’s Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.    DEFINITIONS.

(a)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)    “Change of Control” shall mean the occurrence of any of the following events or as otherwise defined in an Optionee or Offeree’s employment agreement:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)    during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (iii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of

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the period or whose appointment, election, or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

(iii)    there is consummated a merger or consolidation of the Company or a Subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)    the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing (i) no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 3(a).

(e)    “Company” shall mean NexGen, Inc., a Delaware corporation, its parent corporation, or its successor.

(f)    “Employee” shall mean:

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(i)    Any individual who is a common-law employee of the Company or of a Subsidiary;

(ii)    An Outside Director; and

(iii)    An independent contractor who performs services for the Company or a Subsidiary and who is it not a member of the Board of Directors.

Service as an Outsider Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Section 4(a).

(g)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(i)    “Fair Market Value” shall mean the market price of Stock, determined by the Committee as follows:

(i)    If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii)    If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

(iii)    If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

(iv)    If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(j)    “IPO” means the initial offering of stock to the public pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-1.

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(k)    “ISO” shall mean an employee incentive stock option described in section 422(b) of the Code.

(l)    “Nonstatutory Option” shall mean a stock option not described in sections 422(b) or 423(b) of the Code.

(m)    “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(n)    “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(o)    “Optionee” shall mean an individual who holds an Option.

(p)    “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

(q)    “Plan” shall mean this 1995 Stock Plan of NexGen, Inc., as it may be amended from time to time.

(r)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(s)    “Service” shall mean service as an Employee.

(t)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(u)    “Stock” shall mean the Common Stock of the Company.

(v)    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

(w)    “Stock Purchase Agreement” shall mean the agreement between the Company and an offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(x)    “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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(y)    “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

(z)    “Vesting Start Date,” in the case of an Outside Director, shall mean the latest of:

(i)    The date of the IPO;

(ii)    The earliest date when the Outside Director no longer holds unexercisable options to purchase more than 10,000 Shares that were granted to him or her by the Company prior to the IPO: or

(iii)    The date when the Outside Director first joins the Board of Directors.

SECTION 3.    ADMINISTRATION.

(a)    Committee Membership.     The Plan shall be administered by the Committee. The Committee shall consist of two or more members of the Board of Directors who meet the requirements established from time to time by:

(i)    The Securities and Exchange Commission for plans intended to qualify for exemptions under Rule 16b-3 (or its successor) under the Exchange Act; and

(ii)    The Internal Revenue Service for plans intended to qualify for an exemption under section 162(m) (4) (C) of the Code.

An Outside Director shall not fail to meet such requirements solely because he or she receives the Nonstatutory Options described in Section 4(b). The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who need not meet such requirements. Such committee may administer the Plan with respect to Employees who are not officers or directors of the Company, may grant Shares and Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

(b)    Committee Procedures.     The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The act as of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c)    Committee Responsibilities.     Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

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(i)    To interpret the Plan and to apply its provisions;

(ii)    To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)    To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)    To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)    To select the Offerees and Optionees;

(vi)    To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)    To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)    To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(ix)    To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

(x)    To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

(xi)    To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

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SECTION 4.    ELIGIBILITY.

(a)    General Rules.     Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

(b)    Outside Directors.     Any other provision of the Plan notwithstanding, Outside Directors shall not participate in the Plan after February 7, 1996, although Options granted to Outside Directors prior to such date shall continue to be governed by the Plan as in effect prior to February 7, 1996.

(c)    Ten-Percent Stockholders.     An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

(i)    The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

(ii)    Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

(d)    Attribution Rules.     For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

(e)    Outstanding Stock.     For purposes of Subsection (c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.    STOCK SUBJECT TO PLAN.

(a)    Basic Limitation.     Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which is issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 4,501,482 Shares; provided that the number of Shares which is issued under the Plan upon exercise of ISOs shall in no event exceed 2,400,000 Shares during the entire term of the Plan. All limitations under this Subsection (a) shall be subject to adjustment

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pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)    Additional Shares.     In the event that any outstanding option granted under this Plan or the 1987 Employee Stock Plan of NexGen, Inc. (the “Prior Plan”) for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan. In the event that Shares issued under this Plan or the Prior Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall become available for the purposes of this Plan.

SECTION 6.    TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Stock Purchase Agreement.     Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)    Duration of Offers and Nontransferability of Rights.     Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(c)    Purchase Price.     The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

(d)    Withholding Taxes.     As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted

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by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)    Restrictions on Transfer of Shares.     Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as of the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement.     Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares.     Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 800,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)    Exercise Price.     Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than the par value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(d)     Withholding Taxes.     As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the

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Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)    Exercisability.     Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion.

If the employment of any Optionee who is a common law employee of the Company is terminated by the Company for any reason other than Misconduct or if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Optionee shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Optionee’s Stock Option Agreement unless otherwise provided in an Optionee’s employment agreement. For purposes of this paragraph, the following definitions apply unless the following term or terms of similar effect are otherwise defined in an Optionee’s employment agreement: (i) “Change of Control” shall have the meaning assigned by Section 2(b) of the Plan unless a different meaning is defined in an Optionee’s Stock Option Agreement or employment agreement, (ii) “Misconduct” shall mean the commission of an act of theft, embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or any of its Subsidiaries (as determined by the Board of Directors), the deliberate disregard of the rules of the Company or any of its Subsidiaries, any unauthorized disclosure of any of the trade secrets or confidential information of the Company or any of its Subsidiaries, engaging in any conduct which constitutes unfair competition with the Company or any of its Subsidiaries, the inducement of any customer of the company or any of its Subsidiaries, or the inducement of any principal for whom the Company or any of its Subsidiaries acts as agent to terminate such agency relationship; and (iii) “Constructive Termination” shall mean a resignation by an Optionee who has been elected by the Board of Directors as a corporate officer of the Company due to diminution of or adverse change in the circumstances of the Optionee’s employment with the Company, as determined in good faith by the Optionee, including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

A Stock Option Agreement or employment agreement may also provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability, retirement or upon other events.

(f)    Term.     Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide that the Option will expire before the end of its normal term in the event that the Optionee’s Service terminates.

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(g)    Nontransferability.     Unless otherwise specified in the Stock Option Agreement, an Option shall not be transferable otherwise than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

(h)    No Rights as a Stockholder.     An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

(i)    Modification, Extension and Renewal of Options.     Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of the outstanding options (to the extend not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee’s rights or increase his or her obligations under such Option.

(j)    Restrictions on Transfer of Shares.     Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.    PAYMENT FOR SHARES.

(a)    General Rule.     The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

(i)    Stock Purchases.     In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

(ii)    ISOs.     In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), or (f) below.

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(iii)    Nonstatutory Options.     In the case of a Non-statutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d) or (f) below.

(b)    Surrender of Stock.     To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)    Exercise/Sale.     To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(d)    Exercise/Pledge.     To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e)    Services Rendered.     To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

(f)    Promissory Note.     To the extend that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the part value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 9.    ADJUSTMENT OF SHARES.

(a)    General.     In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or

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consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

(i)    The number of Shares available under Section 5 for future grants;

(ii)    The limit set forth in Section 7(b);

(iii)    The number of Nonstatutory Options to be granted to Outside Directors under Section 4(b);

(iv)    The number of Shares covered by each outstanding Option; or

(v)    The Exercise Price under each outstanding Option.

(b)    Reorganizations.     Unless otherwise provided in an Optionee’s employment agreement, in the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees’ consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

(c)    Reservation of Rights.     Except as provided in this Section 9, an Optionee or Offeree shall have not rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of share of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.    SECURITIES LAWS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations

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promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 11.    NO RETENTION RIGHTS.

Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

SECTION 12.    DURATION AND AMENDMENTS.

(a)    Term of the Plan.     The Plan, as set forth herein, shall become effective as of May 10, 1995. The Plan, if not extended, shall terminate automatically on March 11, 2005. It may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to Amend or Terminate the Plan.     The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of Section 4(b) relating to the amount, price and timing of grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws or regulations.

(c)    Effect of Amendment or Termination.     No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

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One AMD Place

Sunnyvale, CA 94088

(408) 732-2400

You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held at 10:00 a.m. on Thursday, May 1, 2003, at the Palace Hotel, 2 New Montgomery Street, San Francisco, California. Detailed information regarding the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether or not you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you either vote by telephone or by the Internet or sign and return your proxy card as soon as possible in the envelope provided.

Remember: If your shares are held by your broker in “street name,” you must bring a letter from your broker or a copy of your proxy card showing that you were the direct or indirect (“beneficial”) owner of the shares on March 3, 2003 to attend the meeting.

PROXY

ADVANCED MICRO DEVICES, INC.

Annual Meeting of Stockholders – May 1, 2003

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints HECTOR DE J. RUIZ and THOMAS M. MCCOY and each of them as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned on the following matters as described in the Proxy Statement accompanying the Notice of Meeting, receipt of which is hereby acknowledged, and according to their discretion, on all matters that may be properly presented for action at the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held on Thursday, May 1, 2003, and at any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholders will vote FOR the nominees listed on the reverse side, FOR the ratification of appointment of independent auditors, FOR the amendment to the 2000 Employee Stock Purchase Plan and FOR the approval of amendments to the AMD stock plans and one-time exchange of options and in the discretion of the proxyholders, on other matters which may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

PROXY SERVICES C/O EQUISERVE P.O. BOX 43004 PROVIDENCE, RI 02940-3004

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Advanced Micro Devices, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMDEV: KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCED MICRO DEVICES, INC.

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

Nominees for Directors: 1. 01) W. J. Sanders III, 02) Hector de J. Ruiz, 03) Charles M. Blalack, 04) R. Gene Brown, 05) Robert B. Palmer, 06) Friedrich Baur, 07) Leonard Silverman	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominees’s number on the line below.

Vote on Proposals				For	Against	Abstain

2. Ratification of appointment of independent auditors.				☐	☐	☐

3. Approval of amendment to the 2000 Employee Stock Purchase Plan.				☐	☐	☐

4. Approval of amendments to the AMD Stock Plans and one-time exchange of options.				☐	☐	☐

Unless otherwise specified, this proxy will be voted FOR the listed nominees for Director, FOR Ratification of Ernst & Young LLP as the Company’s independent auditors, FOR Approval of the amendment to the 2000 Employee Stock Purchase Plan and FOR Approval of the amendments to the AMD stock plans and one-time exchange of options.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT		☐

Please sign exactly as the name or names appear in this proxy. If the stock is issued in the name of two or more persons, all of them should sign the proxy. A proxy executed by a corporation should be signed in its name by an authorized officer. Executor, administrators and trustees so indicate when signing.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date